UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Schedule 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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☒	Definitive Proxy Statement
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☐	Soliciting Material under § 240.14a-12
ROSS ACQUISITION CORP II
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

ROSS ACQUISITION CORP II
1 Pelican Lane
Palm Beach, Florida 33480
LETTER TO SHAREHOLDERS
TO THE SHAREHOLDERS OF ROSS ACQUISITION CORP II:
You are cordially invited to attend the 2023 Extraordinary General Meeting (the “extraordinary general meeting”) of Ross Acquisition Corp II (the “Company,” “we,” “us” or “our”), which will be held on March 13, 2023 at 9:00 a.m. Eastern Time, at the office of Jones Day, 250 Vesey Street, New York, NY 10281, and via a virtual meeting, or at such other time, on such other date and at such other place to which the extraordinary general meeting may be adjourned.
The extraordinary general meeting will be conducted via live webcast, but the physical location of the extraordinary general meeting will remain at the location specified above for the purposes of our Amended and Restated Memorandum and Articles of Association (our “Articles”). If you wish to attend the extraordinary general meeting in person, you must reserve your attendance at least two business days in advance of the extraordinary general meeting by contacting the Company at 1 Pelican Lane, Palm Beach, Florida 33480, (561) 655-2615, Attn: Nadim Qureshi, by 9:00 a.m., Eastern Time, on March 9, 2023 (two business days prior to the initially scheduled meeting date). You will be able to attend the extraordinary general meeting online, vote and submit your questions during the extraordinary general meeting by visiting: www.virtualshareholdermeeting.com/ROSS2023SM.
Even if you are planning on attending the extraordinary general meeting online or in person, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the extraordinary general meeting. Instructions on voting your shares are on the proxy materials you received for the extraordinary general meeting. Even if you plan to attend the extraordinary general meeting online or in person, it is strongly recommended you complete and return your proxy card before the extraordinary general meeting date, to ensure that your shares will be represented at the extraordinary general meeting if you are unable to attend.
The accompanying proxy statement (the “Proxy Statement”) is dated February 6, 2023, and is first being mailed to shareholders of the Company on or about February 9, 2023. The sole purpose of the extraordinary general meeting is to consider and vote upon the following proposals (the “Proposals”):
1.
a proposal to approve, as a special resolution, the amendment of our Articles in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”), to extend the date by which the Company must (i) consummate or effect a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”, and the Company’s initial Business Combination, the “Initial Business Combination”), (ii) cease all operations except for the purpose of winding up, and (iii) redeem 100% of our Class A ordinary shares, $0.0001 par value (the “Class A ordinary shares”), included as part of the units (the “Public Shares”) sold in the Company’s initial public offering that was consummated on March 16, 2021 (the “IPO”), from March 16, 2023 (which is 24 months after the closing date of our IPO) to September 16, 2023 (the “Extension”, and such later date, the “Extended Date”), or such earlier date as determined by the Company’s board of directors (the “Board”); and

2.
a proposal to approve, as an ordinary resolution, the adjournment of the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

Each of the Proposals are more fully described in the accompanying Proxy Statement.
The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to consummate or effect the Proposed Business Combination (as defined below) or another Business Combination.

The Company entered into a Business Combination Agreement, dated January 17, 2023 (the “Business Combination Agreement”), with APRINOIA Therapeutics Inc., an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Target”), APRINOIA Therapeutics Holdings Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands (“PubCo”), APRINOIA Therapeutics Merger Sub 1, Inc., an exempted company incorporated with limited liability under the laws of the Cayman Islands and a direct wholly-owned subsidiary of PubCo (“Merger Sub 1”), APRINOIA Therapeutics Merger Sub 2, Inc., an exempted company incorporated with limited liability under the laws of the Cayman Islands and a direct wholly-owned subsidiary of the Company (“Merger Sub 2”) and APRINOIA Therapeutics Merger Sub 3, Inc., an exempted company incorporated with limited liability under the laws of the Cayman Islands and a direct wholly-owned subsidiary of the Company (“Merger Sub 3”). The Company believes the Target is a compelling opportunity for the Company’s Initial Business Combination and is currently in the process of completing a Business Combination involving the Target (the “Proposed Business Combination”).
The Board has determined, however, that there is not sufficient time before March 16, 2023 for the Company to complete the Proposed Business Combination given the projected timetable for finalizing a registration statement under the Securities Act of 1933 on Form F-4 and having such registration statement declared effective prior to holding an extraordinary general meeting of the Company to consider the Proposed Business Combination or another Business Combination. Accordingly, the Board has determined that the Extension Amendment and, if necessary, the Adjournment Proposal would be in the best interests of our shareholders in order to give our shareholders the chance to participate in an investment opportunity, rather than commencing a liquidation on March 16, 2023 as required by our Articles.
In connection with the Extension Amendment Proposal, holders of the Public Shares (holders of such shares, the “Public Shareholders”) may elect (the “Election”) to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then-outstanding Public Shares, regardless of whether such Public Shareholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Proposed Business Combination or another Business Combination, is submitted to the shareholders, subject to any limitations set forth in our Articles, as amended by the Extension Amendment. In addition, Public Shareholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed the Proposed Business Combination or another Business Combination by the Extended Date.
To make the Election, you must demand that the Company redeem your Public Shares for a pro rata portion of the funds held in the Trust Account and tender or deliver your Public Shares to the Company’s transfer agent at least two business days prior to the extraordinary general meeting (or 5:00 p.m. Eastern Time on March 9, 2023). You may tender or deliver your Public Shares by either delivering your shares (and any share certificate(s) (if any)) to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s Deposit/Withdrawal At Custodian system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to make the Election. THE REDEMPTION RIGHTS INCLUDE THE REQUIREMENT THAT A HOLDER MUST IDENTIFY ITSELF IN WRITING AS A BENEFICIAL HOLDER AND PROVIDE ITS LEGAL NAME, PHONE NUMBER AND ADDRESS TO THE TRUSTEE IN ORDER TO VALIDLY REDEEM ITS SHARES.
Our sponsor, Ross Holding Company LLC, a Cayman Islands limited liability company (the “Sponsor”), owns 8,625,000 Class B ordinary shares, par value $0.0001 (the “Founder Shares”), that were issued to the Sponsor prior to our IPO, and 5,933,333 private placement warrants (the “Private Placement Warrants”), which were purchased by the Sponsor in a private placement that occurred simultaneously with the completion of the IPO. In connection with and subject to the terms of the Business Combination Agreement, (i) the Sponsor will, on the business day prior to the Initial Merger (as defined in the Business Combination Agreement), automatically surrender for no consideration 3,018,750 issued and outstanding Founder Shares (such shares, “Forfeited Founder Shares”) to the Company and such Forfeited Founder Shares will be deemed cancelled and no longer outstanding on the books of the Company and (ii) immediately following such surrender, each remaining issued and outstanding Founder Share will convert, on a one-for-one basis, into Class A ordinary shares (such shares, “Converted Founder Shares”). The Sponsor will not be entitled to redeem the Converted Founder Shares for a pro rata portion of the funds held in the Trust Account.

An affiliate of the Sponsor, R Investments, LLC, a Delaware limited liability company (“R Investments”), has, in connection with the execution of the Business Combination Agreement, entered into (i) an Equity Commitment Letter (the “Equity Commitment Letter”) with the Target pursuant to which R Investments has agreed to subscribe for, directly through PubCo, as a PIPE Investment (as defined in the Business Combination Agreement), that number of PubCo ordinary shares, at $10.00 per share, equal to the difference between the actual value of the Trust Account (after giving effect to redemptions of Public Shares in connection with the Proposed Business Combination) and $12,500,000 (the “Maximum Commitment”), only to the extent that the value of the Trust Account (after giving effect to redemptions of Public Shares in connection with the Proposed Business Combination) is less than the Maximum Commitment. R Investments also entered into a Convertible Note Purchase Agreement, dated December 22, 2022, with the Target to purchase a convertible note with an aggregate principal amount of $7,500,000 that becomes convertible into ordinary shares of the Target if, among other specified events, the Proposed Business Combination is completed.
If the Extension Amendment Proposal is approved and the Board decides to implement the Extension, the Target has agreed to advance to us (the “Advances”) (i) the lesser of (x) an aggregate of $165,000 or (y) $0.033 for each Public Share that is not redeemed (such amount, the “Monthly Amount”) plus (ii) if the Proposed Business Combination or another Business Combination is not consummated by April 16, 2023, the Monthly Amount for each calendar month (commencing on April 16, 2023 and ending on the 15th day of each subsequent month), or portion thereof, that is needed by the Company to complete the Proposed Business Combination until September 16, 2023. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension and the length of the extension period that will be needed to complete the Proposed Business Combination or another Business Combination. If more than 5,000,000 Public Shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we complete the Proposed Business Combination or another Business Combination on September 16, 2023, which would represent six calendar months, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Extension, then the aggregate amount deposited per share will be approximately $0.03 per share, with the aggregate maximum contribution to the Trust Account being $990,000. However, if 29,500,000 Public Shares are redeemed and 5,000,000 of our Public Shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such six-month period will be approximately $0.20 per share. Only those Public Shares that are not redeemed in connection with the Extension will be entitled to interest earned on the funds held in the Trust Account from the date of the Extension through the date of any Business Combination.
Assuming the Extension Amendment Proposal is approved and the Board implements the Extension, the initial Monthly Amount will be deposited in the Trust Account promptly following March 16, 2023. Each additional Monthly Amount will be deposited in the Trust Account within seven calendar days from the 16th of such calendar month (or portion thereof). The Advances are conditioned upon the implementation of the Extension Amendment. The Advances will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Advances will not bear interest and will be repayable by us to the Target upon consummation of the Proposed Business Combination or another Business Combination. If the Target advises us that it does not intend to make the Advances, then the Extension Amendment and the Adjournment Proposal will not be put before the shareholders at the extraordinary general meeting and we will dissolve and liquidate in accordance with our Articles. The Board will have the sole discretion whether to extend for additional calendar months until September 16, 2023 and if the Board determines not to continue extending for additional calendar months, the Target’s obligation to make additional Advances following such determination will terminate.
As of the Record Date (as defined below), based on funds in the Trust Account of approximately $351.5 million as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.19 per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). The closing price of the Company’s Class A ordinary shares on February 3, 2023 as reported on the New York Stock Exchange was $10.18. The Company cannot assure shareholders that they will be able to sell their Class A ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow the Board to adjourn the extraordinary general meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal may be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.
If the Extension Amendment Proposal is not approved and we do not consummate the Proposed Business Combination or another Business Combination by March 16, 2023, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter redeem the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete the Proposed Business Combination or another Business Combination by March 16, 2023, 24 months from the closing of the IPO. In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants.
The Board has fixed the close of business on February 6, 2023 (the “Record Date”) as the record date for determining the Company’s shareholders entitled to receive notice of and vote at the extraordinary general meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the extraordinary general meeting or any adjournment thereof. On the Record Date, there were 43,125,000 ordinary shares outstanding, consisting of 34,500,000 Public Shares and 8,625,000 Class B ordinary shares, par value $0.0001 (the “Class B ordinary shares” and, together with the Public Shares, the “ordinary shares”).
Under Cayman Islands law and the Articles, (i) the approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of the holders of at least two-thirds (2/3) of the then-issued and outstanding ordinary shares and (ii) the approval of the Adjournment Proposal requires an ordinary resolution, being the affirmative vote of the holders of at least a majority of the then-issued and outstanding ordinary shares, in each case by the holders who, being present (including via live webcast) or represented by proxy and entitled to vote at the extraordinary general meeting, vote at the extraordinary general meeting. Shareholder approval of the Extension Amendment Proposal is required for the implementation of the Board’s plan to extend the date by which we must complete the Proposed Business Combination or another Business Combination. Notwithstanding shareholder approval of the Extension Amendment Proposal, the Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders.
You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for a general meeting to consider the Proposed Business Combination, you will retain the right to vote on a Business Combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.
AFTER CAREFUL CONSIDERATION OF ALL RELEVANT FACTORS, THE BOARD HAS DETERMINED THAT THE EXTENSION AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL ARE ADVISABLE AND RECOMMENDS THAT YOU VOTE OR GIVE INSTRUCTION TO VOTE “FOR” SUCH PROPOSALS.
Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Adjournment Proposal and the extraordinary general meeting. Whether or not you plan to attend the extraordinary general meeting, we urge you to read this material carefully and vote your shares. Shareholders will have the opportunity to present questions to the management of the Company at the extraordinary general meeting.
February 6, 2023	By Order of the Board of Directors

/s/ Wilbur L. Ross, Jr.
Wilbur L. Ross, Jr.
President, Chief Executive Officer and Chairman
Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the extraordinary general meeting. If you are a shareholder of record, you may also cast your vote online at the extraordinary general meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online or in person at the extraordinary general meeting by obtaining a proxy from your brokerage firm or bank. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal and the Adjournment Proposal. Failure to vote by proxy or to vote in person (including virtually) at the extraordinary general meeting will have no effect on the outcome of the vote on the Extension Amendment Proposal and the Adjournment Proposal.
Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on March 13, 2023. This notice of meeting and the accompanying Proxy Statement are available at www.proxyvote.com.

ROSS ACQUISITION CORP II
1 Pelican Lane
Palm Beach, Florida 33480
NOTICE OF EXTRAORDINARY GENERAL MEETING
TO BE HELD ON MARCH 13, 2023
PROXY STATEMENT
You are cordially invited to attend the 2023 Extraordinary General Meeting (the “extraordinary general meeting”) of Ross Acquisition Corp II (the “Company,” “we,” “us” or “our”), which will be held on March 13, 2023 at 9:00 a.m. Eastern Time, at the office of Jones Day, 250 Vesey Street, New York, NY 10281, and via a virtual meeting, or at such other time, on such other date and at such other place to which the extraordinary general meeting may be adjourned.
The extraordinary general meeting will be conducted via live webcast, but the physical location of the extraordinary general meeting will remain at the location specified above for the purposes of our Amended and Restated Memorandum and Articles of Association (our “Articles”). If you wish to attend the extraordinary general meeting in person, you must reserve your attendance at least two business days in advance of the extraordinary general meeting by contacting the Company at 1 Pelican Lane, Palm Beach, Florida 33480, (561) 655-2615, Attn: Nadim Qureshi, by 9:00 a.m., Eastern Time, on March 9, 2023 (two business days prior to the initially scheduled meeting date). You will be able to attend the extraordinary general meeting online, vote and submit your questions during the extraordinary general meeting by visiting: www.virtualshareholdermeeting.com/ROSS2023SM.
Even if you are planning on attending the extraordinary general meeting online or in person, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the extraordinary general meeting. Instructions on voting your shares are on the proxy materials you received for the extraordinary general meeting. Even if you plan to attend the extraordinary general meeting online or in person, it is strongly recommended you complete and return your proxy card before the extraordinary general meeting date, to ensure that your shares will be represented at the extraordinary general meeting if you are unable to attend.
The accompanying proxy statement (the “Proxy Statement”) is dated February 6, 2023, and is first being mailed to shareholders of the Company on or about February 9, 2023. The sole purpose of the extraordinary general meeting is to consider and vote upon the following proposals (the “Proposals”):
1.
a proposal to approve, as a special resolution, the amendment of our Articles, in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”), to extend the date by which the Company must (i) consummate or effect a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”, and the Company’s initial Business Combination, the “Initial Business Combination”), (ii) cease all operations except for the purpose of winding up, and (iii) redeem 100% of our Class A ordinary shares, $0.0001 par value (the “Class A ordinary shares”), included as part of the units (the “Public Shares”) sold in the Company’s initial public offering that was consummated on March 16, 2021 (the “IPO”), from March 16, 2023 (which is 24 months after the closing date of our IPO) to September 16, 2023 (the “Extension”, and such later date, the “Extended Date”), or such earlier date as determined by the Company’s board of directors (the “Board”); and

2.
a proposal to approve, as an ordinary resolution, the adjournment of the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

Each of the Proposals are more fully described in this Proxy Statement.
The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to consummate or effect the Proposed Business Combination (as defined below) or another Business Combination.

The Company entered into a Business Combination Agreement, dated January 17, 2023 (the “Business Combination Agreement”), with APRINOIA Therapeutics Inc., an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Target”), APRINOIA Therapeutics Holdings Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands (“PubCo”), APRINOIA Therapeutics Merger Sub 1, Inc., an exempted company incorporated with limited liability under the laws of the Cayman Islands and a direct wholly-owned subsidiary of PubCo (“Merger Sub 1”), APRINOIA Therapeutics Merger Sub 2, Inc., an exempted company incorporated with limited liability under the laws of the Cayman Islands and a direct wholly-owned subsidiary of the Company (“Merger Sub 2”) and APRINOIA Therapeutics Merger Sub 3, Inc., an exempted company incorporated with limited liability under the laws of the Cayman Islands and a direct wholly-owned subsidiary of the Company (“Merger Sub 3”). The Company believes the Target is a compelling opportunity for the Company’s Initial Business Combination and is currently in the process of completing a Business Combination involving the Target (the “Proposed Business Combination”).
The Board has determined, however, that there is not sufficient time before March 16, 2023 for the Company to complete the Proposed Business Combination given the projected timetable for finalizing a registration statement under the Securities Act of 1933 (the “Securities Act”) on Form F-4 and having such registration statement declared effective prior to holding an extraordinary general meeting of the Company to consider the Proposed Business Combination or another Business Combination. Accordingly, the Board has determined that the Extension Amendment and, if necessary, the Adjournment Proposal would be in the best interests of our shareholders in order to give our shareholders the chance to participate in an investment opportunity, rather than commencing a liquidation on March 16, 2023 as required by our Articles.
In connection with the Extension Amendment Proposal, holders of the Public Shares (holders of such shares, the “Public Shareholders”) may elect (the “Election”) to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then-outstanding Public Shares, regardless of whether such Public Shareholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Proposed Business Combination or another Business Combination is submitted to the shareholders, subject to any limitations set forth in our Articles, as amended by the Extension Amendment. In addition, Public Shareholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed the Proposed Business Combination or another Business Combination by the Extended Date.
To make the Election, you must demand that the Company redeem your Public Shares for a pro rata portion of the funds held in the Trust Account and tender or deliver your Public Shares to the Company’s transfer agent at least two business days prior to the extraordinary general meeting (or 5:00 p.m. Eastern Time on March 9, 2023). You may tender or deliver your Public Shares by either delivering your shares (and any share certificate(s) (if any)) to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s Deposit/Withdrawal At Custodian system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to make the Election. THE REDEMPTION RIGHTS INCLUDE THE REQUIREMENT THAT A HOLDER MUST IDENTIFY ITSELF IN WRITING AS A BENEFICIAL HOLDER AND PROVIDE ITS LEGAL NAME, PHONE NUMBER AND ADDRESS TO THE TRUSTEE IN ORDER TO VALIDLY REDEEM ITS SHARES.
Our sponsor, Ross Holding Company LLC, a Cayman Islands limited liability company (the “Sponsor”), owns 8,625,000 Class B ordinary shares, par value $0.0001 (the “Founder Shares”), that were issued to the Sponsor prior to our IPO, and 5,933,333 private placement warrants (the “Private Placement Warrants”), which were purchased by the Sponsor in a private placement that occurred simultaneously with the completion of the IPO. In connection with and subject to the terms of the Business Combination Agreement, (i) the Sponsor will, on the business day prior to the Initial Merger (as defined in the Business Combination Agreement), automatically surrender for no consideration 3,018,750 issued and outstanding Founder Share (such shares, “Forfeited Founder Shares”) to the Company and such Forfeited Founder Shares will be deemed cancelled and no longer outstanding on the books of the Company and (ii) immediately following such surrender, each remaining issued and outstanding Founder Shares will convert, on a one-for-one basis, into Class A ordinary shares (such shares, “Converted Founder Shares”). The Sponsor will not be entitled to redeem the Converted Founder Shares for a pro rata portion of the funds held in the Trust Account.
An affiliate of the Sponsor, R Investments, LLC, a Delaware limited liability company (“R Investments”), has, in connection with the execution of the Business Combination Agreement, entered into (i) an Equity Commitment Letter (the “Equity Commitment Letter”) with the Target pursuant to which R Investments has agreed to subscribe for, directly through PubCo, as a PIPE Investment (as defined in the Business Combination Agreement), that number of PubCo ordinary shares, at $10 per share, equal to the difference between the actual value of the Trust Account (after giving effect to redemptions of Public Shares in connection with the Proposed Business Combination) and $12,500,000 (the “Maximum Commitment”), only to the extent that the value of the Trust Account (after giving effect to redemptions of Public Shares in connection with the Proposed Business Combination) is less than the Maximum Commitment. R Investments also entered into a Convertible Note Purchase Agreement, dated December 22, 2022, with the Target to purchase a convertible note with an aggregate principal amount of $7,500,000 (the “R Investments Note”) that becomes convertible into ordinary shares of the Target if, among other specified events, the Proposed Business Combination is completed.
If the Extension Amendment Proposal is approved and the Board decides to implement the Extension, the Target has agreed to advance to us (the “Advances”) (i) the lesser of (x) an aggregate of $165,000 or (y) $0.033 for each Public Share that is not redeemed (such amount, the “Monthly Amount”) plus (ii) if the Proposed Business Combination or another Business Combination is not consummated by April 16, 2023, the Monthly Amount for each calendar month (commencing on April 16, 2023 and ending on the 15th day of each subsequent month), or portion thereof, that is needed by the Company to complete the Proposed Business Combination until September 16, 2023. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension and the length of the extension period that will be needed to complete the Proposed Business Combination or another Business Combination. If more than 5,000,000 Public Shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we complete the Proposed Business Combination or another Business Combination on September 16, 2023, which would represent six calendar months, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Extension, then the aggregate amount deposited per share will be approximately $0.03 per share, with the aggregate maximum contribution to the Trust Account being $990,000. However, if 29,500,000 Public Shares are redeemed and 5,000,000 of our Public Shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such six-month period will be approximately $0.20 per share. Only those Public Shares that are not redeemed in connection with the Extension will be entitled to interest earned on the funds held in the Trust Account from the date of the Extension through the date of any Business Combination.
Assuming the Extension Amendment Proposal is approved and the Board implements the Extension, the initial Monthly Amount will be deposited in the Trust Account promptly following March 16, 2023. Each additional Monthly Amount will be deposited in the Trust Account within seven calendar days from the 16th day of such calendar month (or portion thereof). The Advances are conditioned upon the implementation of the Extension Amendment. The Advances will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Advances will not bear interest and will be repayable by us to the Target upon consummation of the Proposed Business Combination or another Business Combination. If the Target advises us that it does not intend to make the Advances, then the Extension Amendment and the Adjournment Proposal will not be put before the shareholders at the extraordinary general meeting and we will dissolve and liquidate in accordance with our Articles. The Board will have the sole discretion whether to extend for additional calendar months until September 16, 2023 and if the Board determines not to continue extending for additional calendar months, the Target’s obligation to make additional Advances following such determination will terminate.
As of the Record Date (as defined below), based on funds in the Trust Account of approximately $351.5 million as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.19 per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). The closing price of the Company’s Class A ordinary shares on February 3, 2023 as reported on the New York Stock Exchange was $10.18. The Company cannot assure shareholders that they will be able to sell their Class A ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.
The Adjournment Proposal, if adopted, will allow the Board to adjourn the extraordinary general meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal may be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.
If the Extension Amendment Proposal is not approved and we do not consummate the Proposed Business Combination or another Business Combination by March 16, 2023, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter redeem the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete the Proposed Business Combination or another Business Combination by March 16, 2023, 24 months from the closing of the IPO. In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants.
The Company has sought, and will continue to seek, that all vendors, service providers, prospective target businesses and other entities with which the Company does business execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account for the benefit of the holders of Public Shares. The Sponsor has agreed that it will be liable to us, if and to the extent any claims by a third-party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amounts in the Trust Account to below the lesser of (i) $10.00 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account if less than $10.00 per Public Share due to reductions in the value of the trust assets, in each case net of the interest that may be withdrawn to pay our tax obligations, provided that such liability will not apply to any claims by a third-party or prospective target business that executed a waiver of any and all rights to seek access to the Trust Account and as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third-party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. There is no assurance that the Sponsor will be able to satisfy its obligations; however, the Company has not asked the Sponsor to reserve for such indemnification obligations. The per-share liquidation price for the Public Shares is anticipated to be approximately $353.2 million (based on the amount expected to be in trust at the time of the extraordinary general meeting). Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.24, plus interest, due to unforeseen claims of potential creditors.
If the Extension Amendment Proposal is approved, the Company, pursuant to the terms of the investment management trust agreement, dated March 16, 2021(the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), will (i) remove from the Trust Account an amount (the “Withdrawal Amount”), equal to the number of Public Shares properly redeemed multiplied by the per-share price (the per-share price being equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to pay our taxes, divided by the number of then outstanding Public Shares), and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete the Proposed Business Combination or another Business Combination on or before the

Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on the Proposed Business Combination or another Business Combination through the Extended Date, if the Extension Amendment Proposal is approved.
The Board has fixed the close of business on February 6, 2023 (the “Record Date”) as the record date for determining the Company’s shareholders entitled to receive notice of and vote at the extraordinary general meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the extraordinary general meeting or any adjournment thereof. On the Record Date, there were 43,125,000 ordinary shares outstanding, consisting of 34,500,000 Public Shares and 8,625,000 Class B ordinary shares, par value $0.0001 (the “Class B ordinary shares” and, together with the Public Shares, the “ordinary shares”).
Under Cayman Islands law and the Articles, (i) the approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of the holders of at least two-thirds (2/3) of the then-issued and outstanding ordinary shares and (ii) the approval of the Adjournment Proposal requires an ordinary resolution, being the affirmative vote of the holders of at least a majority of the then-issued and outstanding ordinary shares, in each case by the holders who, being present (including via live webcast) or represented by proxy and entitled to vote at the extraordinary general meeting, vote at the extraordinary general meeting. Shareholder approval of the Extension Amendment Proposal is required for the implementation of the Board’s plan to extend the date by which we must complete the Proposed Business Combination or another Business Combination. Notwithstanding shareholder approval of the Extension Amendment Proposal, the Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders.
This Proxy Statement contains important information about the extraordinary general meeting and the Proposals. Please read it carefully and vote your shares.
We will pay for the entire cost of soliciting proxies from our working capital. We have engaged D.F. King & Co., Inc. (the “Solicitation Agent”) to assist in the solicitation of proxies for the extraordinary general meeting. We have agreed to pay the Solicitation Agent approximately $15,000 in connection with such services for the extraordinary general meeting. We will also reimburse the Solicitation Agent for reasonable out-of-pocket expenses and will indemnify the Solicitation Agent and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, the Board and management may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate the Proposed Business Combination or another Business Combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate the Proposed Business Combination or another Business Combination.
This Proxy Statement is dated February 6, 2023 and is first being mailed to shareholders on or about February 9, 2023.
February 6, 2023	By Order of the Board of Directors

/s/ Wilbur L. Ross, Jr.
Wilbur L. Ross, Jr.
President, Chief Executive Officer and Chairman

i

QUESTIONS AND ANSWERS ABOUT THE MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.
Why am I receiving this Proxy Statement?
This Proxy Statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the extraordinary general meeting to be held at 9:00 a.m. Eastern time on March 13, 2023, or at any adjournments or postponements thereof. This Proxy Statement summarizes the information that you need to make an informed decision on the proposals to be considered at the extraordinary general meeting. This Proxy Statement and the enclosed proxy card were first sent to our shareholders on or about February 9, 2023.
The Company is a blank check company incorporated on January 22, 2021 as a Cayman Islands exempted company for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. In March 2021, the Company consummated its IPO from which it derived gross proceeds of $345.0 million. Like most blank check companies, our Articles provide for the return of the IPO proceeds held in trust to the holders of shares sold in the IPO if there is no qualifying Business Combination(s) consummated on or before a certain date (in our case, presently March 16, 2023, and if the Extension is implemented, September 16, 2023). The Board believes that it is in the best interests of the shareholders to continue the Company’s existence until the Extended Date in order that our shareholders are given the chance to participate in an investment opportunity, which could potentially include the Proposed Business Combination, rather than commencing a liquidation on March 16, 2023.
The extraordinary general meeting is being held, in part, to allow us additional time to complete the Proposed Business Combination.
The Proposals
What is being voted on?
You are being asked to vote on two Proposals:
•
Extension Amendment Proposal. A proposal to approve a special resolution to amend our Articles to extend the date by which we have to either consummate a Business Combination or wind up the Company and redeem 100% of the Public Shares sold in the IPO from March 16, 2023 to September 16, 2023 (or such earlier date as determined by the Board); and

•
Adjournment Proposal. A proposal to approve an ordinary resolution to approve the adjournment of the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

The Extension Amendment Proposal is required for the implementation of the Board’s plan to extend the date that we have to complete the Proposed Business Combination or another Business Combination. The purpose of the Extension Amendment is to allow the Company more time to complete the Proposed Business Combination or another Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.
If the Extension Amendment Proposal is approved, we will, pursuant to the Trust Agreement, remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed Public Shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating the Proposed Business Combination or another Business Combination on or before the Extended Date.
If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved. In such event, we may need to obtain additional funds to complete the Proposed Business Combination or another Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal is not approved and we do not consummate the Proposed Business Combination or another Business Combination by March 16, 2023, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter redeem the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination by March 16, 2023, 24 months from the closing of the IPO. In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of their ownership of the Founder Share or the Private Placement Warrants.
Why is the Company proposing the Extension Amendment Proposal?
Our Articles provide for the return of our IPO proceeds held in the Trust Account to the holders of Public Shares if there is no Business Combination consummated on or before March 16, 2023. As explained below, we will not be able to complete the Proposed Business Combination or another Business Combination by that date, and, therefore, we are asking for an extension of this timeframe.
The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the Proposed Business Combination or another Business Combination. There is no assurance that the Company will be able to consummate the Proposed Business Combination or another Business Combination, given the actions that must occur prior to closing of any Business Combination.
The Company believes that given its expenditure of time, effort and money on finding and pursuing the Proposed Business Combination, circumstances warrant providing Public Shareholders an opportunity to consider the Proposed Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our Articles in the form set forth in Annex A hereto to extend the date by which we must (i) consummate the Proposed Business Combination or another Business Combination, (ii) cease our operations if we fail to complete such Business Combination, and (iii) redeem or repurchase 100% of the Public Shares sold in our IPO from March 16, 2023 to September 16, 2023 (or such earlier date as determined by the Board).
You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for a meeting to consider the Proposed Business Combination, you will retain the right to vote on a Business Combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.
Why is the Company proposing the Adjournment Proposal?
The Company is proposing the Adjournment Proposal to provide flexibility to adjourn the extraordinary general meeting to give the Company more time to seek approval of the Extension Amendment Proposal, if necessary. If the Adjournment Proposal is not approved, the Company will not have the ability to adjourn the extraordinary general meeting to a later date for the purpose of soliciting additional proxies. In such event, the Extension would not be completed, the Company would cease all operations except for the purpose of winding up, the Company would redeem 100% of the outstanding Public Shares for cash and, subject to the approval of its remaining shareholders and the Board, the Company would dissolve and liquidate.
Why should I vote “FOR” the Extension Amendment Proposal?
The Board believes shareholders should have an opportunity to evaluate the Proposed Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our Articles in the form set forth in Annex A hereto to extend the date by which we must (i) consummate the Proposed Business Combination or another Business Combination, (ii) cease our operations if we fail to complete such Business Combination, and

(iii) redeem or repurchase 100% of the Public Shares sold in our IPO from March 16, 2023 to September 16, 2023 (or such earlier date as determined by the Board). The Extension would give the Company the opportunity to complete the Proposed Business Combination or another Business Combination.
Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem 100% of our Public Shares if we do not complete a Business Combination, including the Proposed Business Combination, before March 16, 2023, we will provide our Public Shareholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then outstanding Public Shares. We believe that these Articles provisions were included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by the Articles.
The Board recommends that you vote in favor of the Extension Amendment Proposal.
Why should I vote “FOR” the Adjournment Proposal?
If the Adjournment Proposal is not approved by our shareholders, the Board may not be able to adjourn the extraordinary general meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.
What vote is required to adopt the Proposals?
•
Extension Amendment Proposal. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued ordinary shares who are present in person (including via live webcast) or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting.

•
Adjournment Proposal. If presented, the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the ordinary shares present in person (including via live webcast) or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting.

What if I don’t want to vote “FOR” any of the Proposals?
If you do not want the Extension Amendment Proposal to be approved, you may vote “AGAINST” such proposal. Abstentions and broker non-votes (as described below) will have no effect on such proposal. You will be entitled to redeem your Public Shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal, so long as you make the Election. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.
If you do not want the Adjournment Proposal to be approved, you may vote “AGAINST” such proposal. Abstentions and broker non-votes (as described below) will have no effect on such proposal.
How do the Company insiders intend to vote their shares?
All of our directors, executive officers and their respective affiliates are expected to vote any ordinary shares over which they have voting control (including any Public Shares owned by them) in favor of the Extension Amendment Proposal and, if presented, the Adjournment Proposal. Currently, the Sponsor owns 20.0% of our issued and outstanding ordinary shares, including 8,625,000 Founder Shares. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase ordinary shares in the open market or in privately negotiated transactions in connection with the shareholder vote on the Extension Amendment.
Does the Board recommend voting for the approval of the Proposals?
Yes. After careful consideration of the terms and conditions of these Proposals, the Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The Board recommends that our shareholders vote “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal, if presented.

What interests do the Sponsor and the Company’s directors and officers have in the approval of the Proposals?
The Sponsor, directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of 8,625,000 Founder Shares (purchased for a nominal price) and 5,933,333 Private Placement Warrants (purchased for $8,900,000) by the Sponsor, which would expire worthless if the Proposed Business Combination or another Business Combination is not consummated. See the section below entitled “Proposal One – The Extension Amendment Proposal — Interests of the Sponsor and our Directors and Officers.”
Do I have appraisal rights or dissenters’ rights if I object to any of the Proposals?
Our shareholders do not have appraisal rights or dissenters’ rights in connection with the Proposals under Cayman Islands law.
The Extension Amendment Proposal
What amount will holders receive if they elect to redeem in connection with the consummation of the Proposed Business Combination or another Business Combination or liquidation if the Extension Amendment Proposal is approved?
If the Extension Amendment Proposal is approved and the Board decides to implement the Extension, the Target has agreed to advance to us the Advances of (i) the lesser of (x) an aggregate of $165,000 or (y) $0.033 for each Public Share that is not redeemed plus (ii) if the Business Combination is not consummated by April 16, 2023, the Monthly Amount for each calendar month (commencing on an aggregate of and ending on the 15th day of each subsequent month), or portion thereof, that is needed by the Company to complete the Proposed Business Combination until September 16, 2023. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension and the length of the extension period that will be needed to complete the Proposed Business Combination or another Business Combination. If more than 5,000,000 Public Shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we complete the Proposed Business Combination or another Business Combination on September 16, 2023, which would represent six calendar months, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Extension, then the aggregate amount deposited per share will be approximately $0.03 per share, with the aggregate maximum contribution to the Trust Account being $990,000. However, if 29,500,000 Public Shares are redeemed and 5,000,000 of our Public Shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such six-month period will be approximately $0.20 per share. Only those Public Shares that are not redeemed in connection with the Extension will be entitled to interest earned on the funds held in the Trust Account from the date of the Extension through the date of any Business Combination.
Assuming the Extension Amendment Proposal is approved and the Board implements the Extension, the initial Monthly Amount will be deposited in the Trust Account promptly following March 16, 2023. Each additional Monthly Amount will be deposited in the Trust Account within seven calendar days from the 16th day of such calendar month (or portion thereof). The Advances are conditioned upon the implementation of the Extension Amendment. The Advances will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Advances will not bear interest and will be repayable by us to the Target upon consummation of the Proposed Business Combination or another Business Combination. If the Target advises us that it does not intend to make the Advances, then the Extension Amendment and the Adjournment Proposal will not be put before the shareholders at the extraordinary general meeting and we will dissolve and liquidate in accordance with our Articles. The Board will have the sole discretion whether to extend for additional calendar months until September 16, 2023 and if the Board determines not to continue extending for additional calendar months, the Target’s obligation to make additional Advances following such determination will terminate.
When would the Board abandon the Extension Amendment Proposal?
The Board will abandon the Extension Amendment if our shareholders do not approve the Extension Amendment Proposal. In addition, notwithstanding shareholder approval of the Extension Amendment Proposal, the Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders.

What happens if the Extension Amendment Proposal is not approved?
The Board will abandon the Extension Amendment if our shareholders do not approve the Extension Amendment Proposal.
If the Extension Amendment Proposal is not approved and we do not consummate the Proposed Business Combination or another Business Combination by March 16, 2023, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter redeem the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete the Proposed Business Combination or another Business Combination by March 16, 2023. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.
In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of its ownership of the Founder Shares or the Private Placement Warrants.
If the Extension Amendment Proposal is approved, what happens next?
We are seeking the Extension Amendment to provide us time to complete the Proposed Business Combination or another Business Combination. Our seeking to complete the Proposed Business Combination will involve:
•	finalizing a registration statement under the Securities Act on Form F-4 and having such registration statement declared effective;
•	completing proxy materials;
•	establishing a meeting date and record date for considering the Proposed Business Combination, and distributing proxy materials to shareholders;
•	holding an extraordinary general meeting to consider the Proposed Business Combination; and
•	satisfying all conditions to closing in the Business Combination Agreement.
We are seeking approval of the Extension Amendment Proposal because we will not be able to complete all of the tasks listed above prior to March 16, 2023. If the Extension Amendment Proposal is approved, we expect to seek shareholder approval of the Proposed Business Combination. If shareholders approve the Proposed Business Combination, we expect to consummate the Proposed Business Combination as soon as possible following such shareholder approval.
Upon approval of the Extension Amendment Proposal by the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued ordinary shares who are present in person (including via live webcast) or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting, we will file an amendment to the Articles with the Registrar of Companies of the Cayman Islands in the form of Annex A hereto. We will remain a reporting company under the Securities Exchange Act of 1934 (the “Exchange Act”) and expect that our units, Public Shares and warrants included as part of the units sold in the IPO (the “Public Warrants”) will remain publicly traded.
If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account and redemption of Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of our ordinary shares held by the Sponsor as a result of its ownership of the Founder Shares.
Notwithstanding shareholder approval of the Extension Amendment Proposal, the Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders.

What happens to our warrants if the Extension Amendment Proposal is not approved?
If the Extension Amendment Proposal is not approved and we do not consummate the Proposed Business Combination or another Business Combination by March 16, 2023, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject to the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.
What happens to our warrants if the Extension Amendment Proposal is approved?
If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a Business Combination, including the Proposed Business Combination, until the Extended Date. The Public Warrants will remain outstanding and only become exercisable 30 days after the completion of a Business Combination, provided that we have an effective registration statement under the Securities Act covering our Class A ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).
How do I redeem my Public Shares?
If the Extension is implemented, each of our Public Shareholders may seek to redeem all or a portion of their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then outstanding Public Shares. You will also be able to redeem your Public Shares in connection with any shareholder vote to approve the Proposed Business Combination or another Business Combination.
In order to exercise your redemption rights in connection with the implementation of the Extension, you must, prior to 5:00 p.m. Eastern time on March 9, 2023 (two business days before the extraordinary general meeting) tender or deliver your shares (and any share certificates (if any)) physically or electronically and submit a request in writing that we redeem your Public Shares for cash to Continental, our transfer agent, at the following address:
Continental Stock Transfer & Trust Company
1 State Street Plaza, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com
Any request for redemption, once made, may be withdrawn at any time until the deadline for submitting redemption requests, and thereafter, with the consent of the Company. THE REDEMPTION RIGHTS INCLUDE THE REQUIREMENT THAT A HOLDER MUST IDENTIFY ITSELF IN WRITING AS A BENEFICIAL HOLDER AND PROVIDE ITS LEGAL NAME, PHONE NUMBER AND ADDRESS IN ORDER TO VALIDLY REDEEM ITS SHARES.
Information about the extraordinary general meeting
How do I attend the extraordinary general meeting?
As a registered shareholder, you received a proxy card from Broadridge Financial Solutions, Inc (“Broadridge”). The form contains instructions on how to attend the extraordinary general meeting including the URL address, www.virtualshareholdermeeting.com/ROSS2023SM, along with your control number. You will need your control number for access. If you are a registered shareholder and do not have your control number, contact the proxy solicitor, D.F. King, at (800) 967-4614 (toll free) or by email at ROSS@dfking.com. If on the Record Date, your shares were held not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name,”and you will need to contact your brokerage firm, custodian bank, or other nominee, to obtain a legal proxy and control number for access.
If you do not have internet capabilities, you can listen to the meeting by dialing: 877-346-6110 (toll-free) within the U.S. and Canada, or 314-696-0511 (standard rates apply) outside of the U.S. and Canada. This is a listen-only option, and you will not be able to vote or enter questions during the meeting. When greeted by the operator please request the “Ross Acquisition Corp II Special Meeting” and you will be placed into the conference on hold until the extraordinary general meeting begins.
How do I change or revoke my vote after I have voted?
You may change your vote at any time until 11:59 p.m. Eastern Time the day before the extraordinary general meeting by logging into www.proxyvote.com with your control number or by calling the 1-800 number indicated on your proxy card. If you wish to change or revoke your vote by mail, you must mark, sign and date your proxy card, and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
Please note, however, that if on the Record Date, your shares were held in street name, then these proxy materials have been forwarded to you by your brokerage firm, custodian bank, or other nominee, and you must follow their instructions or contact them to change or revoke your vote.
How are votes counted?
Votes will be counted by the inspector of election appointed for the extraordinary general meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of each of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued ordinary shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued ordinary shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting.
Shareholders who attend the extraordinary general meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of ordinary shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the extraordinary general meeting. The presence, in person or by proxy or by duly authorized representative, at the extraordinary general meeting of the holders of a majority of all issued and outstanding ordinary shares entitled to vote at the extraordinary general meeting shall constitute a quorum for the extraordinary general meeting.
At the extraordinary general meeting, only those votes which are actually cast, either “FOR” or “AGAINST,” the Extension Amendment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and any ordinary shares which are not voted at the extraordinary general meeting will have no effect on the outcome of such votes.
Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the extraordinary general meeting and therefore will have no effect on the approval of each of the Proposals as a matter of Cayman Islands law.
If my shares are held in “street name,” will my broker automatically vote them for me?
No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.

We believe the Extension Amendment Proposal and the Adjournment Proposal, if presented, will be considered non-discretionary, and therefore your broker, bank, or nominee cannot vote your shares without your instruction on these proposals. Consequently, your bank, broker, or other nominee can vote your shares for these proposals only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held in street name, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.
How many votes must be present to hold the extraordinary general meeting?
A quorum of our shareholders is necessary to hold a valid meeting. The presence (which would include presence at the virtual extraordinary general meeting), in person or by proxy, of shareholders holding a majority of the ordinary shares entitled to vote at the extraordinary general meeting constitutes a “quorum.”
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee), attend in person or if you vote online at the extraordinary general meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the extraordinary general meeting has the power to adjourn the extraordinary general meeting. As of the Record Date for the extraordinary general meeting, 21,562,501 ordinary shares would be required to achieve a quorum.
Who can vote at the extraordinary general meeting?
Only holders of record of our ordinary shares at the close of business on the Record Date, February 6, 2023, are entitled to have their vote counted at the extraordinary general meeting and any adjournments or postponements thereof. On this Record Date, 34,500,000 Class A ordinary shares and 8,625,000 Class B ordinary shares were outstanding and entitled to vote.
What is the difference between a shareholder of record and a beneficial owner of shares held in street name?
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Shareholder of Record: Shares Registered in Your Name. If on the Record Date your ordinary shares were registered directly in your name with our transfer agent, Continental, then you are a “shareholder of record.”

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Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your ordinary shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the “beneficial owner” of ordinary shares held in street name and these proxy materials are being forwarded to you by that organization.

What is the proxy card?
The proxy card enables you to appoint each of Wilbur L. Ross, Jr., our President, Chief Executive Officer and Chairman of the board, and Stephen J. Toy, our Chief Financial Officer, as your representatives at the extraordinary general meeting. By completing and returning the proxy card, you are authorizing Wilbur L. Ross, Jr. and Stephen J. Toy to vote your ordinary shares at the extraordinary general meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the extraordinary general meeting. Even if you plan to attend the extraordinary general meeting, it is strongly recommended that you complete and return your proxy card before the extraordinary general meeting date in case your plans change. If a proposal comes up for vote at the extraordinary general meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.
Will my shares be voted if I do not provide my proxy?
If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.
Brokers are prohibited from exercising discretionary authority on non-routine matters. The Extension Amendment Proposal and Adjournment Proposal are considered non-routine matters. Therefore, brokers cannot exercise discretionary authority regarding these proposals for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”).
How can I vote if I am a shareholder of record?
•	Online. If you are a shareholder of record, you may vote online at the extraordinary general meeting.

•	By Mail. You may vote by proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope.
Whether or not you plan to attend the extraordinary general meeting online, we urge you to vote by proxy to ensure your vote is counted. You may still attend the extraordinary general meeting and vote online if you have already voted by proxy.
How can I vote if I am a beneficial owner of shares held in street name?
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Online at the extraordinary general meeting. If you are a beneficial owner of shares held in street name and you wish to vote online at the extraordinary general meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

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By mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

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By telephone or over the Internet. You may vote by proxy by submitting your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

You are also invited to attend the extraordinary general meeting. For more information, see the subsection above entitled “—How do I attend the extraordinary general meeting.”
What happens if I do not indicate how to vote my proxy?
If you sign your proxy card without providing further instructions, your ordinary shares will be voted “FOR” the Proposals.
How many votes do I have?
Each Class A ordinary share and Class B ordinary share is entitled to one vote on each matter that comes before the extraordinary general meeting. See the section below entitled “Beneficial Ownership of Securities” for information about the stock or share holdings of the Sponsor, directors and executive officers.
Is my vote kept confidential?
Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.
What do I need to do now?
We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the Proposals will affect you as our shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.
What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your ordinary shares.
Where do I find the voting results of the extraordinary general meeting?
We will announce preliminary voting results at the extraordinary general meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the extraordinary general meeting.

Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies from our working capital. We have engaged the Solicitation Agent to assist in the solicitation of proxies for the extraordinary general meeting. We have agreed to pay the Solicitation Agent approximately $15,000 in connection with such services for the extraordinary general meeting. We will also reimburse the Solicitation Agent for reasonable out-of-pocket expenses and will indemnify the Solicitation Agent and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a Business Combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate a Business Combination, including the Proposed Business Combination.
Who can help answer my questions?
If you have questions about the Proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card, you should contact the Solicitation Agent at:
D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, NY 10005
Tel: (800) 967-4614 (toll free) or
(212) 269-5550 (banks and brokers can call collect)
Email: ROSS@dfking.com
You may also contact us at:
Ross Acquisition Corp II
1 Pelican Lane
Palm Beach, Florida 33480
Tel: (561) 655-2615
In order to receive timely delivery of the documents in advance of the extraordinary general meeting, you must make your request for information no later than five business days prior to the extraordinary general meeting. You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section below entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS
Some of the statements contained in this Proxy Statement constitute forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. No representations or warranties, express or implied are given in, or in respect of, this Proxy Statement. When we use words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions that do not relate solely to historical matters, it is making forward-looking statements.
These forward-looking statements and factors that may cause actual results to differ materially from current expectations include, but are not limited to:
•	the ability of the parties to complete the transactions contemplated by the Proposed Business Combination in a timely manner or at all;
•	the risk that the Proposed Business Combination or another Business Combination may not be completed by March 16, 2023 and the potential failure to obtain the Extension;
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the outcome of any legal proceedings or government or regulatory action on inquiry that may be instituted against the Company or the Target following the announcement of the Proposed Business Combination and any definitive agreements with respect thereto;

•	the inability to satisfy the conditions to the consummation of the Proposed Business Combination, including the approval of the Proposed Business Combination by our shareholders;
•	the occurrence of any event, change or other circumstance that could give rise to the termination of the Proposed Business Combination;
•	the ability to meet stock exchange listing standards following the consummation of the Proposed Business Combination;
•	expectations with respect to future operating and financial performance and growth, including the timing of the completion of the Proposed Business Combination;
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plans, intentions or future operations of our successor following the Proposed Business Combination or another Business Combination, including our successor’s ability to execute on their business plans and strategy;

•	the volatility of the market price and liquidity of our securities;
•	the use of funds not held in the Trust Account;
•	the competitive environment in which our successor will operate following the Proposed Business Combination or another Business Combination; and
•	proposed changes in SEC rules related to special purpose acquisition companies (“SPACs”); and
•	other risks and uncertainties described from time to time in filings with the SEC.
The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described under the heading “Risk Factors” and elsewhere in this Proxy Statement, and under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021, as amended, our subsequently filed Quarterly Reports on Form 10-Q, and any other documents filed by the Company with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. There may be additional risks that the Company does not presently know, or that the Company currently believe are immaterial, that could cause actual results to differ from those contained in the forward-looking statements. For these reasons, among others, investors and other interested persons are cautioned not to place undue reliance upon any forward-looking statements in this Proxy Statement. The Company does not undertake any obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date of this Proxy Statement, except as required by applicable law.

RISK FACTORS
You should consider carefully all of the risks described in our (i) IPO prospectus, (ii) Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 31, 2022, (iii) Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2022, as filed with the SEC on May 17, 2022, August 15, 2022 and November 14, 2022, respectively, and (iv) other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
There are no assurances that the Extension will enable us to complete the Proposed Business Combination or another Business Combination.
Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that the Proposed Business Combination or another Business Combination will be consummated prior to the Extended Date. Our ability to consummate the Proposed Business Combination or another Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek shareholder approval of the Proposed Business Combination. We are required to offer Public Shareholders the opportunity to redeem Public Shares in connection with the Extension Amendment, and we will be required to offer Public Shareholders redemption rights again in connection with any shareholder vote to approve the Proposed Business Combination. Even if the Extension, the Proposed Business Combination or another Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate the Proposed Business Combination or another Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension or the Proposed Business Combination or another Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.
We may be a passive foreign investment company (“PFIC”), which could result in adverse U.S. federal income tax consequences to U.S. investors.
If we are a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder (as defined below, under “United States Federal Income Tax Considerations – Certain U.S. Federal Income Tax Considerations to U.S. Shareholders”) of our shares or warrants, the U.S. Holder may be subject to adverse U.S. federal income tax consequences and may be subject to additional reporting requirements. Because we are a blank check company with no current active business, and based upon the composition of our income and assets and upon a review of its financial statements, we believe that we likely were a PFIC for our most recent taxable year ended on December 31, 2022, and there can be no assurances with respect to our status as a PFIC for our current taxable year or any subsequent taxable year. We urge U.S. Holders of our shares or warrants to consult their tax advisors regarding the possible application of the PFIC rules. For a more detailed discussion of the complex tax consequences of PFIC classification of the Company to U.S. Holders of our shares or warrants, see “United States Federal Income Tax Considerations – Certain U.S. Federal Income Tax Considerations to U.S. Shareholders – Passive Foreign Investment Company Rules.” Each Company shareholder or holder of Company warrants is strongly urged to consult its own tax advisors regarding the PFIC rules and the U.S. federal income tax consequences of the acquisition, ownership, and disposition of such instruments.
Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete the Proposed Business Combination or another Business Combination.
We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and, potentially, non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and potentially other legal and regulatory requirements, and our consummation of the

Proposed Business Combination or another Business Combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-Business Combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete the Proposed Business Combination or another Business Combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an Initial Business Combination.
The SEC has issued proposed rules relating to certain activities of SPACs. Certain of the procedures that we, the Target or another potential Business Combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete a Business Combination, including the Proposed Business Combination, and may constrain the circumstances under which we could complete a Business Combination, including the Proposed Business Combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.
On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other things, to disclosures in SEC filings in connection with business combination transactions between SPACs such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to registration and regulation under the Investment Company Act of 1940 (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted and, if adopted, may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs. Certain of the procedures that we, the Target or another potential Business Combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and time of negotiating and completing a Business Combination, including the Proposed Business Combination, and may constrain the circumstances under which we could complete a Business Combination, including the Proposed Business Combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.
If we are deemed to be an “investment company” for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete the Proposed Business Combination or another Business Combination and instead liquidate the Company.
As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of an “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to fall within the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.
If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act.

However, if we are deemed to be an investment company and subject to registration under, compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete the Proposed Business Combination or another Business Combination and instead liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.
To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we expect that we will, on or prior to the 24-month anniversary of the effective date of our IPO registration statement, instruct the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in an interest bearing demand deposit account until the earlier of the consummation of a Business Combination (including the Proposed Business Combination) or our liquidation. As a result, following the liquidation of investments in the Trust Account, we may receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our Public Shareholders would receive upon any redemption or liquidation of the Company.
The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we expect that we will, on or prior to the 24-month anniversary of the effective date of our IPO Registration Statement, instruct Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest bearing demand deposit account at a bank until the earlier of the consummation of our Initial Business Combination (including the Proposed Business Combination) or the liquidation of the Company. Following such liquidation, we may receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the investments held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest bearing demand deposit at a bank would reduce the dollar amount our Public Shareholders would receive upon any redemption or liquidation of the Company.
In addition, even prior to the 24-month anniversary of the effective date of the IPO registration statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be deemed to be an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time and instead hold all funds in the Trust Account in an interest bearing demand deposit account at a bank, which would further reduce the dollar amount our Public Shareholders would receive upon any redemption or liquidation of the Company. Were we to liquidate the Company, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.
We may not be able to complete the Proposed Business Combination or another Business Combination with other potential target companies if the proposed transaction with the Target or a proposed transaction with another target company, respectively, are subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.
Certain acquisitions or business combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an Initial Business Combination to be consummated with us, we may not be able to consummate a Business Combination with such target. In addition, regulatory considerations may decrease the pool of potential target companies we may be willing or able to consider.
In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.
Outside the United States, laws or regulations may affect our ability to consummate a business combination with potential target companies incorporated or having business operations in jurisdictions where national security considerations, involvement in regulated industries (including telecommunications), or in businesses where a country’s culture or heritage may be implicated.
U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a transaction with that potential target.
As a result of these various restrictions, the pool of potential targets with which we could complete a Business Combination may be limited, and we may be adversely affected in terms of competing with other SPACs that do not have similar ownership issues. Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete a Business Combination, including the Proposed Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. Were we to liquidate the Company, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.
The Company’s ability to complete an Initial Business Combination with a U.S. target company may be impacted if such Business Combination is subject to U.S. foreign investment regulations and review by a U.S. government entity, such CFIUS, and ultimately prohibited.
The Sponsor, Ross Holding Company LLC, is a Cayman Islands limited liability company. Although entities organized in non-U.S. jurisdictions such as the Cayman Islands are sometimes considered “foreign persons” under the regulations administered by CFIUS, the Company believes the Sponsor would not be considered a foreign person because it is ultimately controlled and majority-owned by U.S. nationals.
In the event the Sponsor is considered a foreign person, however, the Company could also be considered a foreign person and would continue to be considered as such in the future for so long as the Sponsor has the ability to exercise control over the Company for purposes of CFIUS’s regulations. The Company could likewise be considered a foreign person if a foreign investor acquires a significant interest in the Company and is viewed as having the ability to exercise control over the Company. As such, an Initial Business Combination with a U.S. business may be subject to CFIUS review, the scope of which includes controlling investments as well as certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. If the Company’s potential Initial Business Combination with a U.S. business falls within CFIUS’s jurisdiction, the Company may determine that it is required to make a mandatory filing or that it will submit a voluntary filing to CFIUS, or to proceed with the Initial Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the Initial Business Combination. CFIUS may decide to delay the Initial Business Combination, impose conditions to mitigate national security concerns with respect to such Initial Business Combination or recommend that the U.S. president block the Initial Business Combination or order the Company to divest all or a portion of a U.S. business of the combined company, which may limit the attractiveness of or prevent the Company from pursuing certain Initial Business Combination opportunities that it believes would otherwise be beneficial to the Company and its shareholders. As a result, the pool of potential targets with which the Company could complete an Initial Business Combination may be impacted, and it may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.
Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and the Company has limited time to complete its Initial Business Combination. If the Company cannot complete its Initial Business Combination by March 16, 2023 or by September 16, 2023, if the Extension is approved, or such later date that may be approved by the Company’s shareholders, because the review process extends beyond such timeframe or because the Initial Business Combination is ultimately prohibited by CFIUS or another U.S. government entity, the Company may be required to liquidate. If the Company liquidates, its Public Shareholders may only receive approximately $10.19 per Public Share (based on the amount held in the Trust Account as of the Record Date (including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes), and assuming the Extension is not approved), and the Company’s warrants will expire worthless. This will also cause you to lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.
The ability of our Public Shareholders to exercise redemption rights if the Extension Amendment Proposal is approved with respect to a large number of our Public Shares may adversely affect the liquidity of our securities.
Pursuant to our Articles, a Public Shareholder may request that the Company redeem all or a portion of such Public Shareholder’s Public Shares for cash if the Extension Amendment Proposal is approved and the Extension is implemented. The ability of our Public Shareholders to exercise such redemption rights with respect to a large number of our Public Shares may adversely affect the liquidity of our Class A ordinary shares. As a result, you may be unable to sell your Class A ordinary shares even if the per-share market price is higher than the per-share redemption price paid to Public Shareholders that elect to redeem their Public Shares if the Extension Amendment Proposal is approved.
The Sponsor and our Directors and Officers have interests in the proposals that may conflict with those of other shareholders in recommending that shareholders vote in favor of approval of the Proposals in this Proxy Statement.
The Sponsor and our directors and officers have interests in the proposals that may conflict with those of other shareholders in recommending that shareholders vote in favor of approval of the Proposals. For example, our initial shareholders have agreed to waive their redemption rights with respect to their Founder Shares and Public Shares, as applicable, in connection with a shareholder vote to approve the Extension Amendment Proposal. In addition, they have agreed to waive their right to receive liquidating distributions from the Trust Account with respect to any Founder Shares they hold if the Company fails to consummate a Business Combination by the Extended Date. As a result, Founder Shares held by the Sponsor and options to purchase Founder Shares held by the Company’s independent directors will be worthless, as will the Private Placement Warrants held by the Sponsor, if the Extension Amendment Proposal is not approved and we do not consummate the Proposed Business Combination or another Business Combination by March 16, 2023.
These interests may influence our directors in making their recommendation that you vote in favor of the approval of the Proposals described in this Proxy Statement. You should take these interests into account in deciding whether to vote in favor of such Proposals. You should also read the section entitled “Proposal One – The Extension Amendment Proposal — Interests of the Sponsor, Directors and Officers.”

BACKGROUND
We are a blank check company incorporated as a Cayman Islands exempted company on January 19, 2021. We were formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.
The Sponsor is Ross Holding Company LLC, a Cayman Islands limited liability company. The registration statement for the IPO was declared effective on March 11, 2021. On March 16, 2021, we consummated the IPO of 34,500,000 units, including 4,500,000 additional units to cover over-allotments, at $10.00 per unit, generating gross proceeds of $345.0 million, and incurring offering costs of approximately $19.9 million, of which approximately $12.1 million was for deferred underwriting commissions.
Simultaneously with the closing of the IPO, we consummated the private placement of 5,933,333 Private Placement Warrants at a price of $1.50 per warrant with the Sponsor, generating gross proceeds of $8.9 million.
Upon the closing of the IPO and the private placement, $345.0 million ($10.00 per unit) of the net proceeds of the IPO and certain of the proceeds of the private placement were placed in the trust account, located in the United States with Continental acting as trustee, and has been invested only in U.S. “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, as determined by us, until the earlier of: (i) the completion of a business combination and (ii) the distribution of the trust account as described below.
If the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by March 16, 2023, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter redeem the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination by March 16, 2023, 24 months from the closing of the IPO. In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants.
Our units, Class A ordinary shares and warrants are registered under the Exchange Act and we have reporting obligations, including the requirement that we file annual, quarterly and current reports with the SEC. The SEC’s internet site (http://www.sec.gov) contains such reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In accordance with the requirements of the Exchange Act, our annual reports contain financial statements audited and reported on by our independent registered public accounting firm.
Our executive offices are located at 1 Pelican Lane, Palm Beach, FL 33480 and our telephone number is (561) 655-2615. Our corporate website address is www.rossacquisition2.com. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this Proxy Statement.
Proposed Business Combination
As previously announced on our Current Report on Form 8-K filed with the SEC on January 18, 2023, we entered into the Business Combination Agreement with the Target, PubCo, Merger Sub 1, Merger Sub 2 and Merger Sub 3. The closing of the Proposed Business Combination is referred to herein as the “Closing.”
Subject to its terms and conditions, the Business Combination Agreement provides that (i) on the business day prior to the date of the Closing, the Company will merge with and into Merger Sub 1, with Merger Sub 1 being the surviving entity (the “Initial Merger”), (ii) on the date of the Closing, Merger Sub 2 will merge with and into the Target, with the Target being the surviving entity (the “Second Merger”) and (iii) on the date of the Closing and immediately following the Second Merger, the Target will merge with and into Merger Sub 3, with Merger Sub 3 being the surviving entity (the “Third Merger” and, together with the Initial Merger and the Second Merger, the “Mergers”). As a result of the Mergers, the Company’s successor, Merger Sub 1 will continue to be a direct wholly-owned subsidiary of PubCo and Merger Sub 3 will be a direct wholly-owned subsidiary of Merger Sub 1, and an indirect wholly-owned subsidiary of PubCo.
Conversion of Founder Shares
The Sponsor owns 8,625,000 Founder Shares that were issued to the Sponsor prior to our IPO, and 5,933,333 Private Placement Warrants, which were purchased by the Sponsor in a private placement that occurred simultaneously with the completion of the IPO. In connection with and subject to the terms of the Business Combination Agreement, (i) the Sponsor will, on the business day prior to the Initial Merger, automatically surrender for no consideration 3,018,750 issued and outstanding Founder Shares to the Company and such Forfeited Founder Shares will be deemed cancelled and no longer outstanding on the books of the Company and (ii) immediately following such surrender, each remaining issued and outstanding Founder Share will convert, on a one-for-one basis, into Converted Founder Shares. The Sponsor will not be entitled to redeem the Converted Founder Shares for a pro rata portion of the funds held in the Trust Account.
Sponsor Affiliate Agreements
An affiliate of the Sponsor, R Investments, has, in connection with the execution of the Business Combination Agreement, entered into an Equity Commitment Letter with the Target pursuant to which R Investments has agreed to subscribe for, directly through PubCo, as a PIPE Investment (as defined in the Business Combination Agreement), that number of PubCo ordinary shares, at $10.00 per share, equal to the difference between the actual value of the Trust Account (after giving effect to redemptions of Public Shares in connection with the Proposed Business Combination) and the Maximum Commitment, only to the extent that the value of the Trust Account (after giving effect to redemptions of Public Shares in connection with the Proposed Business Combination) is less than the Maximum Commitment. R Investments also entered into a Convertible Note Purchase Agreement, dated December 22, 2022, with the Target to purchase the R Investments Note that becomes convertible into ordinary shares of the Target if, among other specified events, the Proposed Business Combination is completed.
Emerging Growth Company
The Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) contains provisions that, among other things, relax certain reporting requirements for qualifying public companies. We qualify as an “emerging growth company” and under the JOBS Act are allowed to comply with new or revised accounting pronouncements based on the effective date for private (not publicly traded) companies. We are electing to delay the adoption of new or revised accounting standards, and as a result, we may not comply with new or revised accounting standards on the relevant dates on which adoption of such standards is required for non-emerging growth companies. As a result, the financial statements may not be comparable to companies that comply with new or revised accounting pronouncements as of public company effective dates.
Additionally, we are in the process of evaluating the benefits of relying on the other reduced reporting requirements provided by the JOBS Act. Subject to certain conditions set forth in the JOBS Act, if, as an “emerging growth company,” we choose to rely on such exemptions we may not be required to, among other things, (i) provide an auditor’s attestation report on our system of internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, (ii) provide all of the compensation disclosure that may be required of non-emerging growth public companies under the Dodd-Frank Wall Street Reform and Consumer Protection Act, (iii) comply with any requirement that may be adopted by the PCAOB regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the financial statements (auditor discussion and analysis) and (iv) disclose certain executive compensation related items such as the correlation between executive compensation and performance and comparisons of the CEO’s compensation to median employee compensation. These exemptions will apply for a period of five years following the completion of the IPO or until we are no longer an “emerging growth company,” whichever is earlier.
You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for a meeting to consider the Proposed Business Combination, you will retain the right to vote on a Business Combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

THE EXTRAORDINARY GENERAL MEETING
Overview
Date, Time and Place
The extraordinary general meeting will be held on March 13, 2023 at 9:00 a.m. Eastern Time, at the office of Jones Day, 250 Vesey Street, New York, NY 10281, and via a virtual meeting, or at such other time, on such other date and at such other place to which the extraordinary general meeting may be adjourned.
The extraordinary general meeting will be conducted via live webcast, but the physical location of the extraordinary general meeting will remain at the location specified above for the purposes of our Articles. If you wish to attend the extraordinary general meeting in person, you must reserve your attendance at least two business days in advance of the extraordinary general meeting by contacting the Company at 1 Pelican Lane, Palm Beach, Florida 33480, (561) 655-2615, Attn: Nadim Qureshi, by 9:00 a.m., Eastern Time, on March 9, 2023 (two business days prior to the initially scheduled meeting date). You will be able to attend the extraordinary general meeting online, vote and submit your questions during the extraordinary general meeting by visiting: www.virtualshareholdermeeting.com/ROSS2023SM.
You can pre-register to attend the virtual extraordinary general meeting starting March 3, 2023 at 9:00 a.m., Eastern Time (three business days prior to the meeting date). Enter the URL address into your browser www.virtualshareholdermeeting.com/ROSS2023SM, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the extraordinary general meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the extraordinary general meeting.
Shareholders who hold their investments through a bank or broker will need to contact their bank or broker to receive a control number. If you plan to vote at the extraordinary general meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the extraordinary general meeting will issue you a guest control number with proof of ownership.
If you do not have internet capabilities, you can listen to the meeting by dialing: 877-346-6110 (toll-free) within the U.S. and Canada, or 314-696-0511 (standard rates apply) outside of the U.S. and Canada. This is a listen-only option, and you will not be able to vote or enter questions during the meeting. When greeted by the operator please request the “Ross Acquisition Corp II Special Meeting” and you will be placed into the conference on hold until the extraordinary general meeting begins.
The Proposals at the extraordinary general meeting
You are being asked to vote on two Proposals:
1.
Extension Amendment Proposal. A proposal to amend our Articles to extend the date by which we have to either consummate a Business Combination or wind up the Company and redeem 100% of the Public Shares sold in the IPO from March 16, 2023 to September 16, 2023 (or such earlier date as determined by the Board); and

2.
Adjournment Proposal. A proposal to approve the adjournment of the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

Quorum
A quorum of our shareholders is necessary to hold a valid meeting. The presence (which would include presence at the virtual extraordinary general meeting), in person or by proxy, of shareholders holding a majority of the ordinary shares entitled to vote at the extraordinary general meeting constitutes a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee), attend in person or if you vote online at the extraordinary general meeting. Abstentions will be counted towards the quorum requirement. As of the Record Date for the extraordinary general meeting, 21,562,501 ordinary shares would be required to achieve a quorum.

Voting Power; Record Date
You will be entitled to vote or direct votes to be cast at the extraordinary general meeting if you owned our ordinary shares at the close of business on the Record Date. You will have one vote per Proposal for each ordinary share you owned at that time. The Company’s warrants do not carry voting rights.
On the record date of the extraordinary general meeting, there were 43,125,000 ordinary shares outstanding, consisting of 34,500,000 Public Shares and 8,625,000 Class B ordinary shares.
Required Votes
Extension Amendment Proposal
Approval of the Extension Amendment Proposal must be approved as a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the votes cast by the holders of the issued ordinary shares who are present in person (including via live webcast) or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting. Abstentions and broker non-votes (as described below) will have no effect on such proposal.
Adjournment Proposal
Approval of the Adjournment Proposal, if presented, must be approved as an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the votes cast by the holders of the issued ordinary shares who are present in person (including via live webcast) or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting. Accordingly, if a valid quorum is otherwise established, a shareholder’s failure to vote by proxy or online at the extraordinary general meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Adjournment Proposal. Abstentions and broker non-votes (as described below) will have no effect on such proposal.
At the close of business on the Record Date of the extraordinary general meeting, there were 34,500,000 Class A ordinary shares and 8,625,000 Class B ordinary shares outstanding, each of which entitles its holder to cast one vote per proposal.
Redemption Rights
If the Extension Amendment Proposal is approved, and the Extension is implemented, Public Shareholders may seek to redeem their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then outstanding Public Shares. As of the Record Date, based on funds in the Trust Account of approximately $351.5 million as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.19 per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). If you do not elect to redeem your Public Shares in connection with the Extension, you will retain the right to redeem your Public Shares in connection with any shareholder vote to approve the Proposed Business Combination or another Business Combination, or if the Company has not consummated the Proposed Business Combination or another Business Combination, by the Extended Date, liquidation of the Company. See the section below entitled “Proposal One – The Extension Amendment Proposal — Redemption Rights.”
Appraisal Rights and Dissenters’ Rights
The Company shareholders do not have appraisal rights or dissenters’ rights under Cayman Island laws in connection with the Proposals to be voted on at the extraordinary general meeting.
Principal Executive Offices
Our principal executive offices are located at 1 Pelican Lane, Palm Beach, Florida 33480. Our telephone number at such address is (561) 655-2615.
Proxies; Board Solicitation; Proxy Solicitor
Your proxy is being solicited by the Board on the Proposals being presented to shareholders at the extraordinary general meeting. The Company has engaged the Solicitation Agent to assist in the solicitation of proxies for the extraordinary general meeting. No recommendation is being made as to whether you should elect to redeem your

Public Shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the extraordinary general meeting if you are a holder of record of our ordinary shares as of the Record Date. You may contact the Solicitation Agent at:
D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, NY 10005
Tel: (800) 967-4614 (toll free) or
(212) 269-5550 (banks and brokers can call collect)
Email: ROSS@dfking.com
Recommendation of the Board
After careful consideration, the Board determined unanimously that each of the Proposals is fair to and in the best interests of the Company and its shareholders. The Board has approved and declared advisable and unanimously recommends that you vote or give instructions to vote “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal, if presented.

PROPOSAL ONE – THE EXTENSION AMENDMENT PROPOSAL
Overview
The Company is proposing to amend its Articles to extend the date by which the Company has to consummate a Business Combination to the Extended Date so as to provide the Company with additional time to complete the Proposed Business Combination or another Business Combination.
The Extension Amendment Proposal is required for the implementation of the Board’s plan to allow the Company more time to complete the Proposed Business Combination or another Business Combination. A copy of the proposed amendment to the Articles of the Company is attached to this Proxy Statement in Annex A.
Reasons for the Extension Amendment Proposal
The Company’s Articles provide that the Company has until March 16, 2023 to complete a Business Combination. The purpose of the Extension Amendment is to allow the Company more time to complete the Proposed Business Combination or another Business Combination.
Our Articles provide that the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued ordinary shares who are present in person (including via live webcast) or represented by proxy and entitled to vote thereon, and who vote thereon, at an extraordinary general meeting is required to extend our corporate existence. Additionally, our Articles provide for all Public Shareholders to have an opportunity to redeem their Public Shares if our corporate existence is extended as described above. Because we continue to believe that a Business Combination would be in the best interests of our shareholders, and because we will not be able to conclude the Proposed Business Combination or another Business Combination before March 16, 2023, the Board has determined to seek shareholder approval to extend the date by which we have to complete a Business Combination beyond March 16, 2023 to the Extended Date. We intend to hold another general meeting prior to the Extended Date in order to seek shareholder approval of the Proposed Business Combination.
Accordingly, we believe that given the Company’s expenditure of time, effort and money on finding and pursuing the Proposed Business Combination, circumstances warrant providing Public Shareholders an opportunity to consider the Proposed Business Combination, rather than commencing a liquidation on March 16, 2023.
If the Extension Amendment Proposal is Not Approved
The Board will abandon the Extension Amendment if our shareholders do not approve the Extension Amendment Proposal.
If the Extension Amendment Proposal is not approved and we do not consummate a Business Combination, including the Proposed Business Combination, by March 16, 2023, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter redeem the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination by March 16, 2023, 24 months from the closing of the IPO. In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of its ownership of the Founder Shares or the Private Placement Warrants.
If the Extension Amendment Proposal is Approved
If the Extension Amendment Proposal is approved, we will file an amendment to the Articles with the Registrar of Companies of the Cayman Islands in the form of Annex A hereto. We will remain a reporting company under the Exchange Act and expect that our units, Public Shares and Public Warrants will remain publicly traded.

Notwithstanding shareholder approval of the Extension Amendment Proposal, the Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders.
If the Extension Amendment Proposal is approved and the Board decides to implement the Extension, the Target has agreed to advance to us Advances of (i) the lesser of (x) an aggregate of $165,000 or (y) $0.033 for each Public Share that is not redeemed plus (ii) if the Proposed Business Combination or another Business Combination is not consummated by April 16, 2023, the Monthly Amount for each calendar month (commencing on April 16, 2023 and ending on the 15th day of each subsequent month), or portion thereof, that is needed by the Company to complete the Proposed Business Combination until September 16, 2023. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension and the length of the extension period that will be needed to complete the Proposed Business Combination or another Business Combination. If more than 5,000,000 Public Shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we complete the Proposed Business Combination or another Business Combination on September 16, 2023, which would represent six calendar months, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Extension, then the aggregate amount deposited per share will be approximately $0.03 per share, with the aggregate maximum contribution to the Trust Account being $990,0000. However, if 29,500,000 Public Shares are redeemed and 5,000,000 of our Public Shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such six-month period will be approximately $0.20 per share. Only those Public Shares that are not redeemed in connection with the Extension will be entitled to interest earned on the funds held in the Trust Account from the date of the Extension through the date of any Business Combination.
Assuming the Extension Amendment Proposal is approved and the Board implements the Extension, the initial Monthly Amount will be deposited in the Trust Account promptly following March 16, 2023. Each additional Monthly Amount will be deposited in the Trust Account within seven calendar days from the 16th of such calendar month (or portion thereof). The Advances are conditioned upon the implementation of the Extension Amendment. The Advances will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Advances will not bear interest and will be repayable by us to the Target upon consummation of the Proposed Business Combination or another Business Combination. If the Target advises us that it does not intend to make the Advances, then the Extension Amendment and the Adjournment Proposal will not be put before the shareholders at the extraordinary general meeting and we will dissolve and liquidate in accordance with our Articles. The Board will have the sole discretion whether to extend for additional calendar months until September 16, 2023 and if the Board determines not to continue extending for additional calendar months, the Target’s obligation to make additional Advances following such determination will terminate.
You are not being asked to vote on the Proposed Business Combination or another Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for a general meeting to consider the Proposed Business Combination, you will retain the right to vote on a Business Combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.
If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount remaining in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be significantly less than the approximately $351.5 million that was in the Trust Account as of February 6, 2023.
Redemption Rights
If the Extension Amendment Proposal is approved, and the Extension is implemented, Public Shareholders may seek to redeem their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then outstanding Public Shares. As of the Record Date, based on funds in the Trust Account of approximately $351.5 million as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.19 per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). If you do not elect to redeem your Public Shares in connection with the Extension, you will retain the right to redeem your Public Shares in connection with any shareholder vote to approve the Proposed Business Combination or another Business Combination, or if the Company has not consummated the Proposed Business Combination or another Business Combination, by the Extended Date, liquidation of the Company.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING TENDERING OR DELIVERING YOUR SHARES (AND ANY SHARE CERTIFICATES (IF ANY) AND ANY OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON MARCH 9, 2023. THE REDEMPTION RIGHTS INCLUDE THE REQUIREMENT THAT A HOLDER MUST IDENTIFY ITSELF IN WRITING AS A BENEFICIAL HOLDER AND PROVIDE ITS LEGAL NAME, PHONE NUMBER AND ADDRESS TO THE TRUSTEE IN ORDER TO VALIDLY REDEEM ITS SHARES.
In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on March 9, 2023 (two business days before the extraordinary general meeting), you must elect either to physically tender or deliver your shares (including any share certificate(s) (if any)) to Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on March 9, 2023 (two business days before the extraordinary general meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, shareholders making the election will not be able to tender their shares after the vote at the deadline to submit redemption requests noted above. Any request for redemption, once made, may be withdrawn at any time until the deadline for submitting redemption requests, and thereafter, with the consent of the Company.
Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not the shareholder is a record holder or the shareholder’s shares are held in “street name,” by contacting the Company’s transfer agent or the shareholder’s broker and requesting delivery of the shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker will determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process, the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on March 9, 2023 (two business days before the extraordinary general meeting) will not be redeemed for cash held in the Trust Account on the redemption date. Any request for redemption, once made, may be withdrawn at any time until the deadline for submitting redemption requests, and thereafter, with the consent of the Company. You may make such a request to withdraw your Public Shares from redemption. You may make such request by contacting our transfer agent at the address listed above. In the event that a Public Shareholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a Public Shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of Public Shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.
If properly demanded, the Company will redeem each Public Share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then outstanding Public Shares.

As of the Record Date, based on funds in the Trust Account of approximately $351.5 million as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.19 per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). The closing price of the Company’s Class A ordinary shares on February 3, 2023 as reported on the New York Stock Exchange was $10.18.
If you exercise your redemption rights, you will be exchanging your Class A ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on March 9, 2023 (two business days before the extraordinary general meeting). The Company anticipates that a Public Shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension. Any request for redemption, once made, may be withdrawn at any time until the deadline for submitting redemption requests, and thereafter, with the consent of the Company. You may make such a request to withdraw your Public Shares from redemption by contacting our transfer agent at the address listed herein.
Vote Required for Approval
The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued ordinary shares who are present in person (including via live webcast) or represented by proxy and entitled to vote thereon, and who vote thereon, at the extraordinary general meeting to approve the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved and we do not consummate the Proposed Business Combination or another Business Combination by March 16, 2023, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter redeem the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination by March 16, 2023, 24 months from the closing of the IPO. In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of its ownership of the Founder Shares, the Founder Conversion Shares or the Private Placement Warrants.
Shareholder approval of the Extension Amendment is required for the implementation of the Board’s plan to extend the date by which we must consummate the Proposed Business Combination or another Business Combination. Therefore, the Board will abandon and not implement such amendment unless our shareholders approve the Extension Amendment Proposal. Notwithstanding shareholder approval of the Extension Amendment Proposal, the Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders.
The Sponsor, our directors and our officers and their affiliates are expected to vote any ordinary shares owned by them in favor of the Extension Amendment Proposal. On the Record Date, the Sponsor, our directors and our officers and their affiliates beneficially owned and were entitled to vote an aggregate approximately 20.0% of the Company’s issued and outstanding ordinary shares. The Sponsor, our directors and our officers and their affiliates do not intend to purchase ordinary shares in the open market or in privately negotiated transactions in connection with the shareholder vote on the Extension Amendment.
Interests of the Sponsor, Directors and Officers
When you consider the recommendation of the Board, you should keep in mind that the Sponsor, our directors and our executive officers and their affiliates have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:
•	the fact that the Sponsor holds 8,625,000 Founder Shares and 5,933,333 Private Placement Warrants, all of which would expire worthless if a Business Combination is not consummated;

•
the fact that, unless the Company consummates the Proposed Business Combination or another Business Combination, the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by it on behalf of the Company to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account;

•
the fact that, if the Trust Account is liquidated, including in the event we are unable to complete the Proposed Business Combination or another Business Combination before March 16, 2023 (or the Extended Date if the Extension Amendment is implemented), the Sponsor has agreed that it will be liable to us if and to the extent any claims by a third-party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amounts in the Trust Account to below the lesser of (i) $10.00 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account if less than $10.00 per Public Share due to reductions in the value of the trust assets, in each case net of the interest that may be withdrawn to pay our tax obligations, provided that such liability will not apply to any claims by a third-party or prospective target business that executed a waiver of any and all rights to seek access to the Trust Account and as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act;

•
the fact that, other than as disclosed herein, none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of the Board are expected to continue to serve as directors at least through the date of the meeting to vote on a Business Combination, which may include the Proposed Business Combination, and may even continue to serve following any such Business Combination and receive compensation thereafter;

•
the fact that the Company has entered into an administrative services agreement with the Sponsor, pursuant to which, through the earlier of the consummation of a Business Combination or the Company’s liquidation, the Company may pay, if requested by the Sponsor, a monthly fee of up to $10,000 for office space and secretarial and administrative support services. For the period from January 19, 2021 (inception) through September 30, 2022, the Company has accrued $150,000 of such fees on its balance sheet; and

•
the fact that R Investments, an affiliate of the Sponsor, has entered into the Equity Commitment Letter with the Target and purchased the R Investments Note from the Target, and that if the Extension Amendment Proposal is not adopted, the Proposed Business Combination will not be completed before the Company will be required to dissolve and liquidate in accordance with our Articles.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation
As discussed below, after careful consideration of all relevant factors, the Board has determined that the Extension Amendment is in the best interests of the Company and its shareholders. The Board has approved and declared advisable the adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.
Our Articles provide that the Company has until March 16, 2023 to complete the purposes of the Company including, but not limited to, effecting the Proposed Business Combination or another Business Combination under its terms.
Our Articles states that if the Company’s shareholders approve an amendment to our Articles that would affect the substance or timing of the Company’s obligation to redeem 100% of the Public Shares if it does not complete a Business Combination before March 16, 2023, the Company will provide its Public Shareholders with the opportunity to redeem all or a portion of their Public Shares. We believe that this Articles provision was included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable Business Combination in the timeframe contemplated by the Articles.
In addition, our Articles provide that the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders at a general meeting is required to extend our corporate existence. Because we continue to believe that the Proposed Business Combination or another Business Combination would be in the best interests of our shareholders, and because we will not be able to conclude the Proposed Business Combination or another Business Combination before March 16, 2023, the Board has determined to seek shareholder approval to extend the date by which we have to complete a Business Combination beyond March 16, 2023 to the Extended Date. We intend to hold another general meeting prior to the Extended Date in order to seek shareholder approval of the Proposed Business Combination or another Business Combination.
The Company is not asking you to vote on the Proposed Business Combination or another Business Combination at this time.
After careful consideration of all relevant factors, the Board determined that the Extension Amendment is in the best interests of the Company and its shareholders.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL TWO – THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow the Board to adjourn the extraordinary general meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal may be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal. In no event will the Board adjourn the extraordinary general meeting beyond March 16, 2023.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our shareholders, the Board may not be able to adjourn the extraordinary general meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.
Vote Required for Approval
Approval of the Adjournment Proposal, if presented, requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the majority of the votes cast by shareholders present in person (including virtually) or represented by proxy at the extraordinary general meeting and entitled to vote thereon. Accordingly, if a valid quorum is otherwise established, a shareholder’s failure to vote by proxy or online at the extraordinary general meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal. If you do not give instructions to your bank or brokerage firm, the bank or brokerage firm may nevertheless be entitled to vote your shares with respect to the Adjournment Proposal, as the Board believes the Adjournment Proposal is a “routine” item.
Recommendation of the Board
As discussed above, after careful consideration of all relevant factors, the Board has determined that the Adjournment Proposal is in the best interests of the Company and its shareholders. The Board has approved and declared advisable the adoption of the Adjournment Proposal
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a summary of certain material U.S. federal income tax considerations for Redeeming U.S. Holders and Redeeming Non-U.S. Holders (each as defined below) of Public Shares that elect to have their Public Shares redeemed for cash if the Extension Amendment Proposal is approved. This discussion does not address any aspects of U.S. taxation other than U.S. federal income taxation, is not a complete analysis or description of all of the possible tax consequences of owning or disposing of Public Shares and does not address all tax considerations that may be relevant to you, such as U.S. federal estate and gift tax laws, or state, local or non-U.S. tax laws. Special rules that are not discussed in the general descriptions below may also apply to you, such as the accounting rules of section 451(b) of the Internal Revenue Code of 1986, as amended, which we refer to as the “Code.” In particular, this discussion applies only to investors that hold Public Shares as capital assets for U.S. federal income tax purposes (generally, property held for investment) and does not address the tax treatment of special classes of holders, including:
•	financial institutions or financial services entities;
•	broker-dealers;
•	S corporations;
•	taxpayers that are subject to the mark-to-market accounting rules;
•	tax-exempt entities;
•	governments or agencies or instrumentalities thereof;
•	tax-qualified retirement plans;
•	insurance companies;
•	regulated investment companies or real estate investment trusts;
•	U.S. expatriates or former long-term residents or citizens of the United States;
•	persons that directly, indirectly, or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;
•	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;
•	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion, synthetic security or other integrated or similar transaction;
•	persons subject to the alternative minimum tax;
•	persons whose functional currency is not the U.S. dollar;
•	controlled foreign corporations;
•	corporations that accumulate earnings to avoid U.S. federal income tax;
•	“qualified foreign pension funds” (within the meaning of Section 897(l)(2) of the Code) and entities whose interests are held by qualified foreign pension funds;
•	foreign corporations with respect to which there are one or more United States shareholders within the meaning of Treasury Regulation Section 1.367(b)-3(b)(1)(ii);
•	passive foreign investment companies or their shareholders; or
•	Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).
This discussion is based on current U.S. federal income tax laws as in effect on the date hereof, which is subject to change, possibly on a retroactive basis, which may affect the U.S. federal income tax consequences described herein. The Company has not sought, and the Company does not intend to seek, a ruling from the U.S. Internal

Revenue Service (“IRS”) as to any U.S. federal income tax considerations described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.
This discussion does not consider the U.S. federal income tax treatment of entities or arrangements treated as partnerships or other pass-through entities (including branches) for U.S. federal income tax purposes (any such entity or arrangement, a “Flow-Through Entity”) or investors that hold our securities through Flow-Through Entities. If a Flow-Through Entity is the beneficial owner of our securities, the U.S. federal income tax treatment of an investor holding our securities through a Flow-Through Entity generally will depend on the status of such investor and the activities of such investor and such Flow-Through Entity.
If you hold our securities through a Flow-Through Entity, we urge you to consult your tax advisor.
THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY. EACH HOLDER IS URGED TO CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF EXERCISING REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.
For purposes of this discussion, because any unit consisting of one Class A ordinary share and one third of one warrant (with a whole warrant representing the right to acquire one Class A ordinary share ) is separable at the option of the holder, the Company is treating any Class A ordinary share and one third of one warrant to acquire one Class A ordinary share held by a holder in the form of a single unit as separate instruments and is assuming that the unit itself will not be treated as an integrated instrument. Accordingly, the cancellation or separation of the units in connection with the exercise of redemption rights generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a contrary position.
Certain U.S. Federal Income Tax Considerations to U.S. Shareholders
This section is addressed to U.S. Holders (as defined below) of the Company’s Public Shares that elect to have their Public Shares redeemed for cash as described in the section entitled “Proposal One – The Extension Amendment Proposal — Redemption Rights” (“Redeeming U.S. Holders”). For purposes of this discussion, a “U.S. Holder” is a beneficial owner that is, for U.S. federal income tax purposes:
•	an individual citizen or resident of the United States;
•
a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or
•
any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Treatment of the Redemption — In General
Subject to the substantial exceptions described below under the heading “— Passive Foreign Investment Company Rules,” the U.S. federal income tax consequences to a Redeeming U.S. Holder of Public Shares that exercises its redemption rights to receive cash in exchange for all or a portion of its Public Shares will depend on whether the redemption qualifies as a sale of the Public Shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code. If the redemption qualifies as a sale of such Redeeming U.S. Holder’s shares, such Redeeming U.S. Holder will generally be required to recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. Any such capital gain or loss generally will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for such shares exceeds one year at the time of the redemption. A Redeeming U.S. Holder’s tax basis in such Redeeming U.S. Holder’s shares generally will equal the cost of such shares.

The redemption generally will qualify as a sale of such shares if the redemption either (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete redemption” of such Redeeming U.S. Holder’s interest in the Company or (iii) is “not essentially equivalent to a dividend” with respect to such Redeeming U.S. Holder. These tests are explained more fully below.
For purposes of such tests, a Redeeming U.S. Holder takes into account not only shares directly owned by such Redeeming U.S. Holder, but also shares that are constructively owned by such Redeeming U.S. Holder. A Redeeming U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which such Redeeming U.S. Holder has an interest or that have an interest in such Redeeming U.S. Holder, as well as any shares such Redeeming U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of warrants.
The redemption generally will be “substantially disproportionate” with respect to a Redeeming U.S. Holder if (i) the percentage of the Company’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owns immediately after the redemption is less than 80 percent of the percentage of the Company’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owned immediately before the redemption, (ii) the percentage of the Company’s outstanding shares (both voting and nonvoting) that such Redeeming U.S. Holder directly or constructively owns immediately after the redemption is less than 80 percent of the percentage of the Company’s outstanding shares that such Redeeming U.S. Holder directly or constructively owned immediately before the redemption, and (iii) such Redeeming U.S. Holder immediately after the redemption actually and constructively owns less than 50 percent of the total combined voting power of the Company. There will be a complete redemption of such Redeeming U.S. Holder’s interest if either (i) all of the shares directly or constructively owned by such Redeeming U.S. Holder are redeemed or (ii) all of the shares directly owned by such Redeeming U.S. Holder are redeemed and such Redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the shares owned by certain family members and such Redeeming U.S. Holder does not constructively own any other shares. The redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such Redeeming U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a “meaningful reduction” in such Redeeming U.S. Holder’s proportionate interest will depend on the particular facts and circumstances. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation that exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the above tests is satisfied, the redemption will be treated as a distribution with respect to the shares under Section 301 of the Code. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. Assuming the Company is a PFIC (as discussed below under “— Passive Foreign Investment Company Rules,”) such dividends will be taxable to an individual Redeeming U.S. Holder at regular rates and will not be eligible for the reduced rates of taxation on certain dividends received from qualifying foreign corporations. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Redeeming U.S. Holder’s adjusted tax basis in such Redeeming U.S. Holder’s public shares. Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming U.S. Holder’s public shares. After the application of the aforementioned rules, any remaining tax basis of the Redeeming U.S. Holder in the redeemed public shares will be added to the Redeeming U.S. Holder’s adjusted tax basis in its remaining public shares, or, if it has none, to the Redeeming U.S. Holder’s adjusted tax basis in its Public Warrants or possibly in other shares constructively owned by it.
ALL REDEEMING U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.
Passive Foreign Investment Company Rules
A non-U.S. entity treated as a corporation for U.S. federal income tax purposes, such as the Company, will be a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation (or entity treated as a corporation) in which it is considered to own at least 25% of the shares by value, is passive income, or (ii) at least 50% of its assets in a taxable year

(ordinarily, but subject to exceptions, determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation (or entity treated as a corporation) in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of assets giving rise to passive income.
Because the Company is a blank check company with no current active business, and based upon the composition of the Company’s income and assets and upon a review of its financial statements, the Company believes that it likely was a PFIC for its most recent taxable year ended on December 31, 2022, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).
If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) our shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:
•
any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares or warrants (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “— Tax Treatment of the Redemption — In General”, above); and

•
any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “—Tax Treatment of the Redemption — In General”, above.

Under these special rules,
•	the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares or warrants;
•
the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•
the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•
an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the Redeeming U.S. Holder in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder described in the immediately preceding clause.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our warrants) by making a timely QEF election (if eligible to do so) for the taxable year that is the first year in the Redeeming U.S. Holder’s holding period of our shares during which we are treated as a PFIC or, if in a later year, the Redeeming U.S. Holder made a QEF election along with a purging election. A QEF election is an election to include in income the pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. Certain other special basis adjustment and income recognition rules will also apply.

In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may, subject to certain limitations, make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge. The purging election described above creates a deemed sale of our shares held by the Redeeming U.S. Holder, at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares for purposes of the PFIC rules.
The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. As described above, a QEF election may not be made with respect to our warrants. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only in very limited circumstances. Redeeming U.S. Holders are urged to consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.
A Redeeming U.S. Holder’s ability to make a QEF Election with respect to the Company is contingent upon, among other things, the provision by the Company of a “PFIC Annual Information Statement” to such Redeeming U.S. Holder. Upon written request, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC Annual Information Statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF Election. There is no assurance, however, that we will be able to timely provide such required information, and the failure to provide such information on an annual basis could prevent a U.S. Holder from making a QEF election or result in the invalidation or termination of a Redeeming U.S. Holder’s prior QEF election.
A determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.
The impact of the PFIC rules on a Redeeming U.S. Holder may also depend on whether the Redeeming U.S. Holder has made an election under Section 1296 of the Code. Redeeming U.S. Holders that hold (directly or constructively) stock of a foreign corporation that is classified as a PFIC may annually elect to mark such stock to its market value if such stock is regularly traded on an established exchange (a “mark-to-market election”). No assurance can be given that the Public Shares are considered to be regularly traded for purposes of the mark-to-market election or whether the other requirements of this election are satisfied. If such an election is available and has been made, such Redeeming U.S. Holders will generally not be subject to the special PFIC taxation rules discussed above. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. However, if the mark-to-market election is made by a Redeeming U.S. Holder after the beginning of the holding period for the PFIC stock, then the special PFIC taxation rules described above will apply to certain dispositions of, distributions on and other amounts taxable with respect to the Public Shares. A mark-to-market election is not available with respect to warrants.

A Redeeming U.S. Holder may not make a QEF or mark-to-market election with respect to its warrants to acquire our shares. It is not entirely clear how various aspects of the PFIC rules would apply to warrants. Redeeming U.S. Holders are urged to consult their tax advisors as to the application of the PFIC rules to our warrants and any Class A ordinary shares received on account thereof.
A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may be required to file an IRS Form 8621 (whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.
The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of our shares or warrants are urged to consult with their tax advisors concerning the application of the PFIC rules (including whether a QEF election, a mark-to-market election, or any other election is available and the consequences to them of any such election) in their particular circumstances.
U.S. Federal Income Tax Considerations to Non-U.S. Shareholders
This section is addressed to Redeeming Non-U.S. Holders (as defined below) of the Company’s Public Shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal One – The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a Flow-Through Entity) of our Public Shares that so redeems its Public Shares and is not a Redeeming U.S. Holder.
Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder who elects to have its shares redeemed will generally be treated in the same manner as a U.S. shareholder for U.S. federal income tax purposes. See the discussion above under “Certain U.S. Federal Income Tax Considerations to U.S. Shareholders.” However, notwithstanding such characterization, any Redeeming Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption unless the gain or dividends is effectively connected with such non-U.S. Holder’s conduct of a trade or business within the United States (and if an income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. shareholder).
Non-U.S. holders of shares considering exercising their redemption rights are urged to consult their tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.
Backup Withholding
In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a Redeeming U.S. Holder that:
•	fails to provide an accurate taxpayer identification number;
•	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or
•	in certain circumstances, fails to comply with applicable certification requirements.
A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its non-U.S. status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.
Any amount withheld under these rules may be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.
As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal and any redemption of your Public Shares.

BENEFICIAL OWNERSHIP OF SECURITIES
We have no compensation plans under which equity securities are authorized for issuance.
The following table sets forth information regarding the beneficial ownership of our ordinary shares as of the date of this Proxy Statement, by:
•	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;
•	each of our executive officers and directors; and
•	all of our executive officers and directors as a group.
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the Private Placement Warrants as these warrants are not exercisable within 60 days of the date of this Proxy Statement.
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Outstanding Ordinary Shares
Ross Holding Company LLC	8,625,000(2)(3)(4)	20.0%
Magnetar Financial LLC	1,906,351(5)	5.5%
Wilbur L. Ross, Jr.	—	—
Stephen J. Toy	—	—
Nadim Z. Qureshi	—	—
Lord William Astor	*(6)	*
Larry Kudlow	*(7)	*
Edward A. Snyder	*(8)	*
All officers and directors as a group	8,625,000	20.0%
*	Less than one percent.
(1)	Unless otherwise noted, the business address of each of the shareholders is 1 Pelican Lane, Palm Beach, Florida 33480.
(2)	The shares are held in the name of the Sponsor. The Sponsor is controlled by Wilbur L. Ross, Jr., Stephen J. Toy and Nadim Z. Qureshi, who are the Managing Members of the Sponsor.
(3)
Interests shown consist solely of Founder Shares, classified as Class B ordinary shares. Such shares will automatically convert into Class A ordinary shares at the time of our initial business combination or earlier at the option of the holders thereof. After the surrender of the Forfeited Founder Shares pursuant to the Proposed Business Combination, the remainder of the Founder Shares will be converted into an equal number of Converted Founder Shares.

(4)
On March 16, 2021, the Sponsor awarded to each of our executive advisors a four-year option to purchase up to 100,000 Founder Shares (or 100,000 Class A ordinary shares) from the Sponsor for an exercise price of $9.50 (which exercise price may be reduced from $9.50 to $5.00 in certain circumstances). Any shares received are subject to the same transfer and lock-up restrictions otherwise applicable to the Sponsor.

(5)
According to a Schedule 13G filed on January 27, 2023, (i) Magnetar Financial LLC, (ii) Magnetar Capital Partners LP, (iii) Supernova Management LLC and (iv) David J. Snyderman held an aggregate of 1,906,351 Class A ordinary shares on behalf of various funds. The business address of the aforementioned parties is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201.

(6)	This includes 15,000 Class B ordinary shares underlying options that are immediately exercisable held by Lord William Astor.
(7)	This includes 15,000 Class B ordinary shares underlying options that are immediately exercisable held by Larry Kudlow.
(8)	This includes 15,000 Class B ordinary shares underlying options that are immediately exercisable held by Edward A. Snyder.

The Sponsor beneficially owns 20.0% of the issued and outstanding ordinary shares. The Sponsor has the right to elect all of our directors prior to the consummation of our initial business combination as a result of holding all of Class B ordinary shares. In addition, because of this ownership block, our initial shareholders may be able to effectively influence the outcome of all matters requiring approval by our shareholders, including amendments to our Articles and approval of significant corporate transactions.
On January 22, 2021, the Sponsor paid $25,000, or approximately $0.003 per share, to cover certain expenses on our behalf in consideration of 8,625,000 Class B ordinary shares. The Class B ordinary shares will automatically convert into Class A ordinary shares, on a one-for-one basis, upon the completion of a Business Combination. The number of Class B ordinary shares issued was determined based on the expectation that the Class B ordinary shares would represent 20% of the outstanding ordinary shares upon completion of the IPO.
Concurrently with the completion of the IPO, the Sponsor purchased an aggregate of 5,933,333 Private Placement Warrants at a price of $1.50 per warrant, or $8.9 million in the aggregate. An aggregate of $345.0 million from the proceeds of the IPO and the Private Placement Warrants was placed in the Trust Account such that the Trust Account held $345.0 million at the time of closing of the IPO. Each whole Private Placement Warrant entitles the holder thereof to purchase one Class A ordinary shares at a price of $11.50 per share, subject to certain adjustments.

SHAREHOLDER PROPOSALS
If the Extension Amendment Proposal is approved, we anticipate that we will hold an extraordinary general meeting before the Extended Date to consider and vote upon approval of the Proposed Business Combination or another Business Combination. Accordingly, if we consummate the Proposed Business Combination or another Business Combination, the Company’s first annual general meeting will be held at a future date to be determined by the post-Business Combination company. If the Extension Amendment Proposal is not approved, or if it is approved but we do not consummate the Proposed Business Combination or another Business Combination before the Extended Date, the Company will dissolve and liquidate.
HOUSEHOLDING INFORMATION
Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if as shareholders as of the Record Date, you and members of your family who reside at the same address prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, you should follow the instructions described below. Similarly, if you share an address with another shareholder and together both of you would like to receive only a single set of our disclosure documents, you should follow these instructions:
•
If the shares are registered in your names, you should contact us by calling or writing the Company at the Company’s principal executive offices at 1 Pelican Lane, Palm Beach, Florida 33480, (561) 655-2615, Attn: Nadim Qureshi; or

•	If a bank, broker or other nominee holds your shares, you should contact the bank, broker or other nominee directly.
WHERE YOU CAN FIND MORE INFORMATION
The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at https://www.sec.gov.
If you would like additional copies of this Proxy Statement or if you have questions about the Proposals to be presented at the extraordinary general meeting, you should contact our proxy solicitation agent at the following address and telephone number:
D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, NY 10005
Tel: (800) 967-4614 (toll free) or
(212) 269-5550 (banks and brokers can call collect)
Email: ROSS@dfking.com
You may also obtain these documents by requesting them from us in writing at 1 Pelican Lane, Palm Beach, Florida 33480, Attn: Nadim Qureshi.
If you are a shareholder of the Company and would like to request documents, please do so by no later than five business days prior to the extraordinary general meeting, in order to receive them before the extraordinary general meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A
PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
ROSS ACQUISITION CORP II
(the “Company”)
RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY
RESOLVED, as a special resolution, that articles 49.7 and 49.8 of the Amended and Restated Articles of Association of the Company be deleted and replaced as follows:
“49.7 In the event that the Company does not consummate a Business Combination by September 16, 2023 (or such earlier date as determined by the Board), or such later time as the Members may approve in accordance with the Articles, the Company shall:
(a)	cease all operations except for the purpose of winding up;
(b)
as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)	as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”
“49.8 In the event that any amendment is made to the Articles:
(a)
to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination by September 16, 2023, or such later time as the Members may approve in accordance with the Articles; or

(b)	with respect to any other provision relating to Members’ rights or pre-Business Combination activity, each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”
A-1

ROSS

Acquisition Corp. II

BROADRIDGE CORPORATE ISSUER SOLUTIONS
C/O ROSS ACQUISITION CORP II
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ROSS2023SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D96248-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ROSS ACQUISITION CORP II

The Board of Directors recommends you vote FOR the following proposals:

Please indicate if you plan to attend this meeting. ☐ **Yes** ☐ **No**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

The Notice of Extraordinary General Meeting of Shareholders and the accompanying Proxy Statement is available at www.proxyvote.com.

D96249-TBD

ROSS ACQUISITION CORP II

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
March 13, 2023

The shareholder(s) hereby appoint(s) Wilbur L. Ross, Jr. and Stephen J. Toy, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the ordinary shares of Ross Acquisition Corp II that the shareholder(s) is/are entitled to vote at the Extraordinary General Meeting of Shareholders to be held at the office of Jones Day, 250 Vesey Street, New York, NY 10281, and via a virtual meeting at www.virtualshareholdermeeting.com/ROSS2023SM, or at such other time, on such other date and at such other place to which the Extraordinary General Meeting of Shareholders may be adjourned or postponed. By signing this proxy, the shareholder(s) acknowledge(s) receipt of the Proxy Statement, dated February 6, 2023, and revokes any prior proxy for the Extraordinary General Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE